WALMART INC.
OFFICER DEFERRED COMPENSATION PLAN

Amended and Restated Effective February 1, 2012
(except as otherwise provided herein) and
Renamed Effective February 1, 2018

8.7 Income and Excise Taxes.	27
8.8 Successors and Assigns.	27
8.9 Governing Law.	27

APPENDIX A

WALMART INC.
OFFICER DEFERRED COMPENSATION PLAN

ARTICLE I.
GENERAL

1.1Purpose.
Walmart Inc. (“Walmart”) established the Officer Deferred Compensation Plan. The purpose of the Plan has been to: (a) attract and retain the valuable services of certain officers; (b) recognize, reward, and encourage contributions by such officers to the success of Walmart and its Related Affiliates; (c) enable such officers to defer certain compensation and bonuses, and to be credited with earnings and Incentive Payments with respect to such amounts recognized hereunder for such purposes; and (d) allow certain equity incentive awards deferred under the Walmart Inc. Stock Incentive Plan of 2005 to be credited under this Plan at the election of the grantee and to thereafter be subject to the terms of this Plan.
In Article VIII of the Plan, Walmart reserved the right to amend, suspend or to terminate the Plan in any manner that it deems advisable by action of the Committee. Walmart now desires to amend the Plan in certain respects, including to cease deferral elections as provided herein. Accordingly, the Plan is amended as set forth in this amendment and restatement effective February 1, 2012. The Plan was renamed effective on February 1, 2018.
1.2Effective Dates; Code Section 409A.

(a)
This Plan was initially effective February l, 1996 and was most recently amended and restated as of January 1, 2009 and subsequently amended by an amendment effective June 1, 2009. This amendment and restatement is effective February 1, 2012. This Plan (other than Appendix A) is intended to be in compliance with Code Section 409A and shall be interpreted, applied and administered at all times in accordance with Code Section 409A, and guidance issued thereunder.

(b)
Amounts deferred and vested under the Plan on or before December 31, 2004 shall continue to be governed at all times by the Plan as in effect on such date, which Plan is attached hereto as Appendix A. Appendix A shall not be materially modified (within the meaning of Code Section 409A) (formally or informally, including by interpretation), unless such modification expressly provides that it is intended to be a material modification within the meaning of Code Section 409A and guidance issued thereunder.

1.3Nature of Plan.
The Plan is intended to be (and shall be administered as) an unfunded employee pension plan benefiting a select group of management or highly compensated employees under the provisions of ERISA. The Plan shall be “unfunded” for tax purposes and for purposes of Title I of ERISA. Any and all payments under the Plan shall be made solely from the general assets of Walmart. A Participant’s interests under the Plan do not represent or create a claim against specific assets of Walmart or any Employer. Nothing herein shall be deemed to create a trust of any kind or create any fiduciary relationship between the Committee, Walmart or any Employer and a Participant, the Participant’s beneficiary or any other person. To the extent any person acquires a right to receive payments from Walmart under this Plan, such right is no greater than the right of any other unsecured general creditor of Walmart.

ARTICLE II.
DEFINITIONS

2.1Definitions.

Whenever used in this Plan, the following words and phrases have the meaning set forth below unless the context plainly requires a different meaning:

(a)
Account means the bookkeeping account established to reflect: (1) a Participant’s Deferred Compensation credited on or after January 1, 2005; (2) Deferred Bonuses credited on or after January 1, 2005; (3) Deferred Special Bonuses credited on or after January 1, 2008; (4) Retention Bonuses credited on or after January 1, 2008; (5) Employer Contribution Credits credited on or after January 1, 2008; (6) Incentive Payments credited on or after January 1, 2005; (7) Deferred Equity credited to this Plan on or after January 1, 2005 pursuant to the terms of the SIP Deferral Procedures; and (8) earnings credited on amounts under (1) through (7) above. A Participant’s “Account” shall consist of his or her Company Account, Retirement Accounts and Scheduled In-Service Accounts. “Account” as used herein, however, shall not include Grandfathered Accounts.

(b)	Code means the Internal Revenue Code of 1986, as amended from time to time.

(c)	Committee means the Compensation, Nominating and Governance Committee of the Board of Directors of Walmart.

(d)	Company Account means the bookkeeping account maintained on behalf of a Participant to reflect his or her Employer Contribution Credits and earnings thereon.

(e)
Compensation means a Participant’s federal taxable base compensation for a Plan Year, less employment taxes and bi-weekly deductions as are determined to be in effect on the January 1 preceding such Plan Year.

(f)	Deferred Bonuses means the amount deferred pursuant to Section 3.2 from bonuses payable to a Participant under the MIP.

(g)	Deferred Compensation means the Compensation deferred by a Participant in accordance with Section 3.1.

(h)
Deferred Equity means Performance Shares, PERS or Restricted Stock granted under the Walmart Inc. Stock Incentive Plan of 2005, which the grantee has elected to defer to this Plan in accordance with the SIP Deferral Procedures (to the extent permitted by such Procedures).

(i)	Deferred Retention Bonuses means the Retention Bonuses deferred by a Participant in accordance with Section 3.4.

(j)	Deferred Special Bonuses means the Special Bonuses deferred by a Participant in accordance with Section 3.3.

(k)
Disabled means the Participant has incurred a Separation from Service because the Participant, as determined by the Committee or its delegate, is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(l)
Eligible Officer means an individual who is a corporate officer of Walmart or a Related Affiliate designated by the Committee as a participating employer, and who holds the title of Vice President or above, Treasurer, Controller, or an officer title of similar rank or other position as determined by the Committee. In addition, Eligible Officer shall include a divisional officer of Walmart or a Related Affiliate designated by the Committee as a participating employer, and who holds the title of Vice President or above or an officer title of similar rank as determined by the Committee. In no event will any individual constitute an Eligible Officer if he or she is not subject to federal income tax withholding in the United States. Notwithstanding anything in the preceding provisions of this Section 2.1(l), Eligible Officer shall exclude any individual who, pursuant to Walmart’s Global Assignment Policy, is seconded to Walmart or a Related Affiliate designated by the Committee as a participating employer and, under the terms of his or her offer or assignment letter, he or she is intended to remain on the home country’s benefit and pension programs.

(m)
Employer means Walmart and all persons with whom Walmart would be considered a single employer under Code Sections 414(b) and 414(c), except that in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b), the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Code Sections 1563(a)(1), (2) and (3), and in applying Treas. Regs. Sec. 1.414(c)-2 for purposes of determining a controlled group of trades or businesses under Code Section 414(c), the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Treas. Regs. Sec. 1.414(c)-2.

(n)	Employer Contribution Credits means the amount credited to a Participant’s Company Account pursuant to Section 3.8.

(o)	ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

(p)	Fiscal Year means the twelve (12)-month period commencing each February 1 and ending on the following January 31.

(q)
Grandfathered Account means the bookkeeping account established to reflect: (1) a Participant’s Deferred Compensation credited prior to January 1, 2005; (2) Deferred Bonuses credited prior to January 1, 2005; (3) Incentive Payments credited prior to January 1, 2005; and (4) earnings credited on amounts under (1) through (3) above. Such amounts shall be governed at all times by the terms of Appendix A.

(r)
A Participant is deemed to have engaged in Gross Misconduct if the Committee or its delegate determines that the Participant has engaged in conduct detrimental to the best interests of Walmart or any Employer or any entity in which Walmart has an ownership interest. Examples of such conduct include, without limitation, disclosure of confidential information in violation of Walmart’s Statement of Ethics, theft, the commission of a felony or a crime involving moral turpitude, gross misconduct or similar serious offenses.

(s)	Incentive Payments mean the amounts credited to a Participant’s Account in accordance with Section 4.2.

(t)	MIP means the Walmart Inc. Management Incentive Plan, as amended from time to time.

(u)
Participant means any Eligible Officer who defers Compensation or bonuses under the Plan, as well as any Eligible Officer who receives or has received a grant of Performance Shares, PERS or Restricted Stock under the Walmart Inc. Stock Incentive Plan of 2005 and elects, pursuant to the terms of the SIP Deferral Procedures (to the extent permitted by such Procedures), to have such award deferred to this Plan.

(v)
Performance Shares means performance shares awarded under the Walmart Inc. Stock Incentive Plan of 2005 (also commonly referred to as performance share units or “PSUs,” performance share plan or “PSPs,” or stock value equivalent awards).

(w)	PERS means performance-based restricted stock awarded under the Walmart Inc. Stock Incentive Plan of 2005.

(x)	Plan means the Walmart Inc. Officer Deferred Compensation Plan, as set forth herein, and as may hereafter be amended from time to time (subject to Section 1.2(b)).

(y)
Plan Year means: (1) for periods before April 1, 2009 (except as otherwise provided in prior Plan documents), the twelve (12)-month period commencing on April 1 and ending on March 31; (2) the period from April 1, 2009 through January 31, 2010; and (3) from and after February 1, 2010, the twelve (12)-month period commencing on February 1 and ending on January 31.

(z)	Prior Agreements means those deferred compensation agreements entered into by certain Eligible Officers with Walmart prior to February 1, 1995 and containing terms similar to those contained in this Plan. Effective February 1, 1996, the Prior Agreements were amended and restated in the form of this Plan.

(aa)
Related Affiliate means a trade or business, whether or not incorporated, which is a member of a controlled group of corporations, trades or businesses, as defined in Code Sections 414(b) and 414(c), of which Walmart is a member.

(bb)	Restricted Stock means restricted stock awarded under the Walmart Inc. Stock Incentive Plan of 2005.

(cc)
Retention Bonus means a retention bonus paid on or after January 1, 2009 under a retention program or individual agreement specifically designated by the Committee, or an officer of the Company in accordance with guidelines established by the Committee, as eligible for deferral under the Plan, and which requires as a condition of receipt that the recipient continue to perform services for a period of at least thirteen (13) months after the date he or she obtains the legally binding right to such bonus.

(dd)
Retirement, effective with respect to Separations from Service on or after January 1, 2008, means a Participant’s Separation from Service on or after either: (1) the Participant has been continuously employed with Walmart or any Employer for twenty (20) or more years; or (2) the Participant has attained age fifty (50) and completed at least five (5) years of participation in the Plan. With respect to Separations from Service before January 1, 2008, a Participant’s eligibility for an installment payout is governed by the corresponding terms of Appendix A (other than with respect to the timing of payout elections).

(ee)
Retirement Accounts means the bookkeeping accounts maintained on behalf of a Participant to reflect Deferred Equity, Deferred Compensation, Deferred Bonus, Deferred Special Bonus, Deferred Retention Bonus and Incentive Payment amounts allocated to such Accounts pursuant to the Participant’s elections hereunder, and earnings thereon. Each Participant may have up to two (2) Retirement Accounts at any time. All Scheduled In-Service Accounts will be distributed in a lump sum.

(ff)
Scheduled In-Service Account means one or more bookkeeping accounts maintained on behalf of a Participant to reflect Deferred Compensation, Deferred Bonus, Deferred Special Bonus and Deferred Retention Bonus amounts credited to such Accounts pursuant to the Participant’s elections hereunder, and earnings thereon.

(gg)
Scheduled Pay Date means, with respect to each Scheduled In-Service Account, the first day of a calendar month selected by the Participant in accordance with Article III. In no event shall such date be earlier than the first day of the second Plan Year beginning after the Plan Year for which deferrals are first made to such Account. Once selected, the date with respect to any Scheduled In-Service Account is irrevocable.

(hh)
Separation from Service means the Participant has a termination of employment with the Employer (other than on account of death). Whether a termination of employment has occurred shall be determined based on whether the facts and circumstances indicate the Participant and Employer reasonably anticipate that no further services will be performed by the Participant for the Employer; provided, however, that a Participant shall be deemed to have a termination of employment if the level of services he or she would perform for the Employer after a certain date permanently decreases to no more than twenty percent (20%) of the average level of bona fide services performed for the Employer (whether as an employee or independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer for less than 36 months). For this purpose, a Participant is not treated as having a Separation from Service while he or she is on a military leave, sick leave, or other bona fide leave of absence, if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant has a right to reemployment with the Employer under an applicable statute or by contract.

(ii)	Separation Pay Date means the last day of the calendar month in which falls the date that is six (6) months after a Participant’s Separation from Service.

(jj)	SIP Deferral Procedures means the Deferral Procedures under the Walmart Inc. Stock Incentive Plan of 2005 (or any predecessor procedures thereof).

(kk)
Special Bonus means any bonus payable to a Participant pursuant to the terms of the Participant’s initial offer letter of employment which is dated on or after January 1, 2008. To constitute a Special Bonus hereunder, the offer letter must specifically refer to the deferability of the bonus by explicit reference to this Plan and the offer letter and deferral election must be accepted and elected in writing by the Eligible Officer before his or her commencement of employment.

(ll)
Unforeseeable Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s beneficiary, or the Participant’s dependent (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2) and (d)(1)(B)), the loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

(mm)	Valuation Date means the last day of each Plan Year or, from and after April 1, 2008, each day of the Plan Year.

(nn)	Walmart means Walmart Inc., a Delaware corporation.
ARTICLE III.
DEFERRED COMPENSATION/BONUSES AND
EMPLOYER CONTRIBUTION CREDITS --
ESTABLISHMENT OF ACCOUNTS

3.1    Deferred Compensation.

(a)
For each Plan Year, each Eligible Officer may elect to defer all or a portion of what would otherwise be the Eligible Officer’s Compensation to be paid for such Plan Year by Walmart or a Related Affiliate designated by the Committee as a participating employer. Amounts deferred will be deferred pro ratably for each payroll period of the Plan Year. All deferral elections made under this Section 3.1 must be filed with Executive Compensation on forms (which may be electronic) approved by Executive Compensation. Notwithstanding any provisions hereunder to the contrary, no deferral election may be made by an Eligible Officer with respect to Compensation that is payable to the Eligible Officer effective with respect to the first payroll period that begins after February 1, 2012 and effective for all payroll periods and Plan Years beginning thereafter.

(b)	Compensation deferral elections must be filed:

(1)	no later than the December 31 preceding the Plan Year for which the deferral election is to be effective; or

(2)
with respect to an Eligible Officer who first becomes a Participant during the Plan Year, within thirty (30) days of the first date he or she becomes eligible to participate in this Plan, the SIP Deferral Procedures, or any other plan required by Code Section 409A to be aggregated with this Plan. For purposes of this rule, an Eligible Officer will not be treated as a participant in any such plan if:

(A)
he or she was not eligible to participate in the Plan (or the SIP Deferral Procedures or any other plan required by Code Section 409A to be aggregated with this Plan) at any time during the twenty-four (24)-month period ending on the date he or she again becomes an Eligible Officer, or

(B)
he or she was paid all amounts previously due under the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) and, on and before the date of the last such payment, was not eligible to continue to participate in the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) for periods after such payment.

A deferral election under this Section 3.1(b)(2) will be effective only with respect to Compensation for payroll periods beginning after the payroll period in which the Eligible Officer’s election form (which may be electronic) is received by Executive Compensation.

(c)
Effective with respect to Compensation deferrals for Plan Years beginning on or after April 1, 2009, the Eligible Officer shall also make an election each Plan Year within the time prescribed above to allocate his or her Compensation deferrals for such Plan Year to one or both of his or her Retirement Accounts. If such allocation will be the first allocation to a Retirement Account, the Eligible Officer shall also elect the form of distribution with respect to such Account. Effective with respect to Compensation deferrals for Plan Years beginning on or after February 1, 2010, the Eligible Officer may also elect to allocate his or her Compensation deferrals for the Plan Year to one or more Scheduled In-Service Accounts, in addition to his or her Retirement Accounts. If an Eligible Officer allocates deferrals to a new Scheduled In-Service Account, he or she must also designate the Scheduled Pay Date with respect to such Account.
3.2Deferred Bonuses

(a)
Each Eligible Officer may elect to defer all or a portion of the Eligible Officer’s bonus (if any) for a performance period under the MIP. All bonus deferral elections made under this Section 3.2 must be filed with Executive Compensation on forms (which may be electronic) approved by Executive Compensation. Notwithstanding any provisions hereunder to the contrary, no deferral election may be made by an Eligible Officer with respect to the Eligible Officer’s bonus (if any) for any performance period under the MIP that begins on or after February 1, 2012.

(b)	Bonus deferral elections must be filed:

(1)	for performance periods under the MIP beginning before January 1, 2009, within the time period provided under applicable prior Plan documents;

(2)	for performance periods under the MIP beginning on or after January 1, 2009, the bonus deferral election must be filed:

(A)	no later than the December 31 preceding the performance period for which the deferral election is to be effective; or

(B)
with respect to an Eligible Officer who first becomes a Participant during the Plan Year, within thirty (30) days of the first date he or she becomes eligible to participate in this Plan, the SIP Deferral Procedures, or any other plan required by Code Section 409A to be aggregated with this Plan. For purposes of this rule, an Eligible Officer will not be treated as a participant in any such plan if:

(i)
he or she was not eligible to participate in the Plan (or the SIP Deferral Procedures or any other plan required by Code Section 409A to be aggregated with this Plan) at any time during the twenty-four (24)-month period ending on the date he or she again becomes an Eligible Officer, or

(ii)
he or she was paid all amounts previously due under the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) and, on and before the date of the last such payment, was not eligible to continue to participate in the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) for periods after such payment.

A bonus deferral election under this Section 3.2(b)(2)(B) will be effective only with respect to bonus paid for services performed after such election. For this purpose, the amount of the bonus payable to the Eligible Officer for services rendered subsequent to the Eligible Officer’s election will be determined by multiplying the bonus by a fraction, the numerator of which is the number of calendar days remaining in the performance period after the election and the denominator of which is the total number of calendar days in such performance period. For purposes of this Section 3.2(b)(2)(B), the date of an Eligible Officer’s election is the date the executed election form (which may be electronic) is received by Executive Compensation.

(c)
Effective with respect to performance periods under the MIP beginning on or after January 1, 2009, the Eligible Officer shall also make an election within the time prescribed above to allocate his or her bonus deferrals to one or both of his or her Retirement Accounts. If such allocation will be the first allocation to a Retirement Account, the Eligible Officer shall also elect the form of distribution with respect to such Account. Effective with respect to performance periods beginning on or after January 1, 2010, the Eligible Officer may also elect to allocate his or her bonus deferrals to one or more Scheduled In-Service Accounts, in addition to his or her Retirement Accounts. If an Eligible Officer allocates deferrals to a new Scheduled In-Service Account, he or she must also designate the Scheduled Pay Date with respect to such Account.

3.3Deferred Special Bonuses.

(a)
An Eligible Officer may elect to defer all or a portion of any Special Bonuses to be paid by Walmart or a Related Affiliate designated by the Committee as a participating employer. All deferral elections made under this Section 3.3 must be filed with Executive Compensation on forms (which may be electronic) approved by Executive Compensation. For purposes of this Section 3.3, the date of an Eligible Officer’s election is the date the executed election form (which may be electronic) is received by Executive Compensation. Notwithstanding any provisions hereunder to the contrary, no deferral election may be made on or after February 1, 2012, by an Eligible Officer with respect to any Special Bonus payable to the Eligible Officer.

(b)	Special Bonus deferral elections must be filed:

(1)	no later than the Eligible Officer’s commencement of employment as an Eligible Officer with Walmart or a Related Affiliate designated by the Committee as a participating employer; or

(2)
if the Eligible Officer is or ever was a participant in this Plan, the SIP Deferral Procedures, or any other plan required by Code Section 409A to be aggregated with this Plan, Section 3.3(b)(1) shall not apply and the Eligible Officer may not make a deferral election with respect to Special Bonuses, unless:

(A)
he or she was not eligible to participate in the Plan (or the SIP Deferral Procedures or any other plan required by Code Section 409A to be aggregated with this Plan) at any time during the twenty-four (24)-month period ending on the date he or she again becomes an Eligible Officer, or

(B)
he or she was paid all amounts previously due under the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) and, on and before the date of the last such payment, was not eligible to continue to participate in the Plan (and the SIP Deferral Procedures and any other plan required by Code Section 409A to be aggregated with this Plan) for periods after such payment.

(c)
Effective with respect to Special Bonus deferral elections made on or after January 1, 2009, the Eligible Officer shall also make an election within the time prescribed above to allocate his or her Special Bonus deferrals to one or both of his or her Retirement Accounts. If such allocation will be the first allocation to a Retirement Account, the Eligible Officer shall also elect the form of distribution with respect to such Account. Effective with respect to Special Bonus deferral elections made on or after February 1, 2010, the Eligible Officer may also elect to allocate his or her Special Bonus deferrals to one or more Scheduled In-Service Accounts, in addition to his or her Retirement Accounts. If an Eligible Officer allocates deferrals to a new Scheduled In-Service Account, he or she must also designate the Scheduled Pay Date with respect to such Account.

3.4Deferred Retention Bonuses.

(a)
An Eligible Officer may elect to defer all or a portion of any Retention Bonuses to be paid by Walmart or a Related Affiliate designated by the Committee as a participating employer. All deferral elections made under this Section 3.4 must be filed with Executive Compensation on forms (which may be electronic) approved by Executive Compensation. For purposes of this Section 3.4, the date of an Eligible Officer’s election is the date the executed election form (which may be electronic) is received by Executive Compensation. Notwithstanding any provisions hereunder to the contrary, no deferral election may be made on or after February 1, 2012, by an Eligible Officer with respect to any Retention Bonus payable to the Eligible Officer.

(b)	Retention Bonus deferral elections must be filed within thirty (30) after the Eligible Officer obtains the legally binding right to the Retention Bonus.

(c)
Effective with respect to Retention Bonus deferral elections made on or after January 1, 2009, the Eligible Officer shall also make an election within the time prescribed above to allocate his or her Retention Bonus deferrals to one or both of his or her Retirement Accounts. If such allocation will be the first allocation to a Retirement Account, the Eligible Officer shall also elect the form of distribution with respect to such Account. Effective with respect to Retention Bonus deferral elections made on or after January 1, 2010, the Eligible Officer may also elect to allocate his or her Retention Bonus deferrals to one or more Scheduled In-Service Accounts, in addition to his or her Retirement Accounts. If an Eligible Officer allocates deferrals to a new Scheduled In-Service Account, he or she must also designate the Scheduled Pay Date with respect to such Account.

3.5Incentive Payments.
An Eligible Officer who first becomes a Participant after December 31, 2008 must make an election with respect to the allocation of his or her Incentive Payments, if any, between his or her Retirement Accounts. Such election must be made within the earliest of the time periods applicable under Sections 3.1, 3.2, 3.3. and 3.4 for making an initial deferral election for the first Plan Year of participation. In the event the Participant fails to make a timely election with respect to the allocation of his or her Incentive Payments, the Participant shall be deemed to have elected to have his or her Incentive Payments allocated entirely to his or her Retirement Account #1. Notwithstanding anything herein to the contrary, once made (or deemed made), a Participant’s allocation election under this Section 3.5 is irrevocable.
3.6Irrevocability of Deferral Elections.

(a)
Except as otherwise provided herein, once made for a Plan Year, a deferral election under Sections 3.1(b)(1), 3.1(c), 3.2(b)(1), 3.2(c), 3.3(b)(1), 3.3(c), 3.4(b)and 3.4(c) may not be revoked, changed or modified after the applicable filing deadline specified in such sections, and a deferral election under Sections 3.1(b)(2) and Section 3.2(b)(2) may not be revoked, changed or modified after the date of the election as provided in Sections 3.1(b)(2) and 3.2(b)(2). An election for one Plan Year will not automatically be given effect for a subsequent Plan Year, so that if deferral is desired for a subsequent Plan Year, a separate election must be made by the Eligible Officer for such Plan Year or performance period. Notwithstanding the preceding, if an Eligible Officer makes a deferral election for a Plan Year but fails to make an election as to the allocation of deferrals for such Plan Year among his or her Accounts, such deferrals shall be allocated based on source in the same manner as they were allocated for such source for the last Plan Year for which the Participant made an allocation election or, if none, equally to his or her then effective Retirement Accounts.

(b)
In the event an Eligible Officer has a Separation from Service for any reason, then: (1) his or her deferral election under Section 3.1 will terminate as of the date of such Separation from Service (but will be effective with respect to the last regular paycheck issued to such Eligible Officer), regardless of whether the Eligible Officer continues to receive Compensation, or other remuneration, from

Walmart or any Employer thereafter; (2) his or her deferral election under Section 3.2 will remain in effect with respect to the bonus (if any) paid to him or her under the MIP for the performance period in which such Separation from Service occurs; (3) his or her deferral election under Section 3.3 will remain in effect with respect to any Special Bonus (if any) paid to him or her to which such election relates; and (4) his or her deferral election under Section 3.4 will remain in effect with respect to any Retention Bonus (if any) paid to him or her to which such election relates.

(c)
If an Eligible Officer has a Separation from Service for any reason and is rehired (whether or not as an Eligible Officer) within the same Plan Year or performance period, as applicable, his or her deferral elections under Sections 3.1, 3.2, 3.3 and 3.4 shall be automatically reinstated and shall remain in effect for the remainder of such Plan Year or performance period, as applicable.

(d)	In the event an Eligible Officer ceases to be an Eligible Officer (other than on account of a Separation from Service):

(1)
during any Plan Year, then his or her deferral election under Section 3.1 will terminate as of the next following December 31. In addition, in the event the Compensation of such individual is reduced as a result of the change in status, his or her deferral election following such loss and through the date of termination of such election as provided in the preceding sentence will be pro rated based on his or her new level of Compensation;

(2)	then his or her deferral election under Section 3.2 will terminate for any performance period beginning in the calendar year following the year of the loss of Eligible Officer status;

(3)	then his or her deferral election under Section 3.3 shall continue in effect with respect to any Special Bonuses (if any) paid after such loss of Eligible Officer status; and

(4)	then his or her deferral election under Section 3.4 shall continue in effect with respect to any Retention Bonuses (if any) paid after such loss of Eligible Officer status.

(e)
Notwithstanding anything herein to the contrary, in the event an Eligible Officer goes on an unpaid leave of absence, his or her deferral election under Section 3.1 shall automatically cease when he or she commences the unpaid leave of absence; provided, however, that if he or she returns from the unpaid leave of absence during the same Plan Year, his or deferral election under Section 3.1 shall automatically resume immediately upon return from the leave of absence and shall continue in effect for the balance of the Plan Year. An Eligible Officer’s deferral election under Section 3.1 shall remain in effect with respect to any Compensation paid while on a leave of Absence. An Eligible Officer’s deferral elections under Sections 3.2, 3.3 and 3.4 shall not be affected by his or her leave of absence.

3.7Automatic Suspension of Deferral Elections.

(a)
In the event a Participant receives a distribution from the Walmart 401(k) Plan (or any other plan or successor plan sponsored by Walmart or any Related Affiliate) on account of hardship, which distribution is made pursuant to Treasury Regulations Section 1.401(k)-1(d)(3) and requires suspension of deferrals under other arrangements such as this Plan, the Participant’s deferral elections under Sections 3.1, 3.2, 3.3 and 3.4, if any, pursuant to which deferrals would otherwise be made during the six (6)-month period following the date of the distribution shall be cancelled.

(b)
In the event a Participant requests a distribution pursuant to Section 5.5 due to an Unforeseeable Emergency, or the Participant requests a cancellation of deferrals under the Plan in order to alleviate his or her Unforeseeable Emergency, and the Committee determines that the Participant’s Unforeseeable Emergency may be relieved through the cessation of deferrals under the Plan, some or all the Participant’s deferral elections under Sections 3.1, 3.2, 3.3 and 3.4 for such Plan Year or performance period, as applicable, if any, as determined by the Committee, shall be cancelled as soon as administratively practicable following such determination by the Committee.

3.8Employer Contribution Credits.

As of any date during a Plan Year, Walmart may credit to a Participant’s Company Account an amount determined in the sole discretion of the Committee, which amount may differ among Participants or categories of Participants designated by the Committee. A Participant shall become vested in his or her Company Account, plus earnings thereon, in accordance with the vesting schedule imposed by the Committee. The Participant’s Company Account shall be distributed pursuant to Article V only to the extent vested as of the applicable distribution date.
3.9Crediting of Deferrals and Employer Contribution Credits.

Deferred Compensation, Deferred Bonuses, Deferred Special Bonuses, Deferred Retention Bonuses, Deferred Equity, Employer Contribution Credits and Incentive Payments will be credited to each Participant’s Account as follows:

(a)	Deferred Compensation will be credited to the Participant’s Account as of the date such Compensation would have otherwise been paid in cash;

(b)	Deferred Bonuses, Deferred Special Bonuses and Deferred Retention Bonuses will be credited to the Participant’s Account as of the date the bonus would have otherwise been paid in cash;

(c)
Deferred Equity will be credited to the Participant’s Account as of the date the restrictions on such awards lapse or, in the case of Performance Shares, as of the date payment of such award is processed;

(d)	Employer Contribution Credits will be credited to the Participant’s Account as of the date specified by the Committee; and

(e)	Incentive Payments will be credited to the Participant’s Account as of the last day of the Plan Year specified in Section 4.2 (or as otherwise provided in Sections 4.2(e) and (f)).
A Participant’s Account, including earnings credited thereto, will be maintained by the Committee until the Participant’s Plan benefits have been paid in full.
3.10Nature of Accounts.
Each Participant’s Account will be used solely as a measuring device to determine the amount to be paid a Participant under this Plan. The Accounts do not constitute, nor will they be treated as, property or a trust fund of any kind. All amounts at any time attributable to a Participant’s Account will be, and remain, the sole property of Walmart. A Participant’s rights hereunder are limited to the right to receive Plan benefits as provided herein. The Plan represents an unsecured promise by Walmart to pay the benefits provided by the Plan.
3.11Valuation of Accounts.
Effective April 1, 2008, each Participant’s Account will be valued daily as of each Valuation Date.
ARTICLE IV.
ADDITIONS TO ACCOUNTS -- CREDITED EARNINGS
AND INCENTIVE PAYMENTS
4.1Credited Earnings.
Every Valuation Date during a Plan Year, a Participant’s Account will be credited with an equivalent of a daily rate of simple interest based on the annual rate on 10-year Treasury notes determined as of the first business day of January preceding such Plan Year, plus 270 basis points.
4.2Incentive Payments.
The Incentive Payments described below will be credited to a Participant’s Account. A Participant’s entitlement to an Incentive Payment will be governed by this Section 4.2.

(a)
The Incentive Payments provided in this Section apply to a Participant’s recognized Deferred Compensation and Deferred Bonuses for a Plan Year (other than Deferred Compensation and Deferred Bonuses allocated to the Participant’s Scheduled In-Service Accounts) and credited Plan earnings thereon, whether credited to the Participant’s Account or Grandfathered Account. For this purpose, Deferred Bonuses shall be treated as being “for a Plan Year” for the Plan Year to which the Deferred Bonus pertains. Incentive Payments are separately awarded based upon a Participant’s recognized

Deferred Compensation and Deferred Bonuses for a given Plan Year and credited Plan earnings thereon.

(b)
The amount of an Incentive Payment is based on the Participant’s recognized Deferred Compensation and Deferred Bonuses for a Plan Year (other than Deferred Compensation and Deferred Bonuses allocated to the Participant’s Scheduled In-Service Accounts), plus credited Plan earnings on such sums through and including the Incentive Payment award date. The amount by which a Participant’s Deferred Compensation and Deferred Bonuses for a Plan Year (other than Deferred Compensation and Deferred Bonuses allocated to the Participant’s Scheduled In-Service Accounts) exceed twenty percent (20%) of the Participant’s base compensation will not be recognized in computing an Incentive Payment. Base compensation for this purpose means the Participant’s annual base rate of compensation for the last full payroll period in such Plan Year. Credited Plan earnings on such nonrecognized Deferred Compensation or Deferred Bonuses are likewise not taken into account in determining the amount of an Incentive Payment. Further, in no event shall Deferred Special Bonuses, Deferred Retention Bonuses, Deferred Equity or any Employer Contribution Credits be taken into account in determining the amount of an Incentive Payment.

(c)
If a Participant remains continuously employed with Walmart or any Employer for a period of ten (10) consecutive full Plan Years, beginning with the first day of the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonus election in effect under this Plan or a Prior Agreement, and ending with the last day of the tenth (10th) Plan Year of such period, an Incentive Payment will be credited to the Participant’s Account as of the last day of such tenth (10th) Plan Year. The Incentive Payment will be equal to twenty percent (20%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for ten (10), but not less than five (5), Plan Years (i.e., the first six (6) Plan Years of such ten (10)-year period), plus credited Plan earnings thereon through the award date. For each full Plan Year thereafter in which the Participant remains continuously employed with Walmart or any Employer, an Incentive Payment will be credited to the Participant’s Account as of the last day of such Plan Year. Such Incentive Payment will be equal to twenty percent (20%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for the first Plan Year of the five (5)-consecutive Plan Year period ending on the award date, plus credited Plan earnings thereon through the award date.

(d)
If a Participant remains continuously employed with Walmart or any Employer for a period of fifteen (15) consecutive full Plan Years, beginning with the first day of the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonus election in effect under this Plan or a Prior Agreement, and ending with the last day of the fifteenth (15th) Plan Year of such period, an Incentive Payment will be credited to the Participant’s Account as of the last day of such fifteenth (15th) Plan Year. The Incentive Payment will be equal to ten percent (10%) of the Participant’s recognized Deferred Compensation and

Deferred Bonuses for fifteen (15), but not less than ten (10), Plan Years (i.e., the first six (6) Plan Years of such fifteen (15)-year period), plus credited Plan earnings thereon through the award date. For each full Plan Year thereafter in which the Participant remains continuously employed with Walmart or any Employer, an Incentive Payment will be credited to the Participant’s Account as of the last day of such Plan Year. Such Incentive Payment will be equal to ten percent (10%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for the first Plan Year of the ten (10)-consecutive Plan Year period ending on the award date, plus credited Plan earnings thereon through the award date. The Incentive Payments provided in this Section 4.2(d) shall not take into account Incentive Payments credited under Section 4.2(c) or credited Plan earnings thereon.

(e)
The Incentive Payments provided in this Section 4.2(e) only apply if a Participant has been a Participant under the Plan (or a Prior Agreement) for five (5) or more full Plan Years and if the Participant dies, becomes Disabled, or has a Separation from Service on or after he or she has been continuously employed with Walmart or an Employer for twenty (20) or more years or after attaining age fifty-five (55) before satisfaction of the ten (10)-year or fifteen (15)-year periods described in Sections 4.2(c) and (d) above, after taking into account the application of Section 4.2(f). In that event, only the Incentive Payment next to be credited (i.e., twenty percent (20%) or ten percent (10%)) will be credited to the Participant’s Account as provided in this Section 4.2(e). In the event the Participant had not yet been awarded or credited with a twenty percent (20%) Incentive Payment under Section 4.2(c), the Incentive Payment provided by this Section 4.2(e) will be based upon the ratio of: (1) the number of full Plan Years worked since and including the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonus election in effect under this Plan or a Prior Agreement, to (2) ten (10), multiplied by twenty percent (20%). Such Incentive Payment will be based upon recognized amounts for the Plan Years which would otherwise have been considered in calculating the Participant’s first Incentive Payment under Section 4.2(c). If the Participant has been awarded a twenty percent (20%) Incentive Payment provided in Section 4.2(c), the Incentive Payment provided by this Section 4.2(e) will be based upon the ratio of: (1) the number of full Plan Years worked since the award date of the initial twenty percent (20%) Incentive Payment, to (2) five (5), multiplied by ten percent (10%). Such Incentive Payment will be based upon recognized amounts for the Plan Years which would otherwise have been considered in calculating the Participant’s first Incentive Payment under Section 4.2(d). The Incentive Payment provided under this Section 4.2(e) will be determined and credited to the Participant’s Account as of the date the Participant’s Plan benefits are distributed in a lump sum payment. In addition, the Participant’s Account will also be credited as of such date with interest pursuant to Section 4.1 determined as though the Incentive Payment provided under this Section 4.2(e) had been credited to the Participant’s Account on the last day of the Plan Year preceding the Participant’s death, Disability or Separation from Service. If, however, a Participant’s benefits are to be distributed in installments, the amounts provided under this Section 4.2(e) will be determined and credited to the Participant’s Account as of the distribution date of the initial installment.

(f)
This Section 4.2(f) shall not apply with respect to Plan Years beginning after March 31, 2009. With respect to Plan Years beginning before March 31, 2009, the Incentive Payments provided in this Section 4.2(f) apply only with respect to those Participants who: (1) incur a Separation from Service on or after the last day of a Fiscal Year, but before the immediately following last day of a Plan Year (e.g., on or after January 31, but before the next March 31); and (2) who, but for such Separation from Service before the last day of a Plan Year, would have been credited with an Incentive Payment under Section 4.2(c) and/or 4.2(d). In that event, the Incentive Payments which would have been credited to the Participant’s Account but for such early Separation from Service will be credited to the Participant’s Account as if the Participant had remained employed with Walmart or any Employer through the last day of the Plan Year, with no reduction due to the early Separation from Service. The Incentive Payments provided under this Section 4.2(f) will be determined and credited to the Participant’s Account as of the last day of the Plan Year in which the Participant’s Separation from Service occurs.

ARTICLE V.
PAYMENT OF PLAN BENEFITS
5.1Scheduled In-Service Benefits.

(a)
In-Service Benefits. Each of a Participant’s Scheduled In-Service Accounts will be distributed in a lump sum within the 90-day period commencing on the Scheduled Pay Date applicable to such Scheduled In-Service Account. The lump sum amount will be the value of the applicable Participant’s Scheduled In-Service Account as of the Scheduled Pay Date.

(b)
Intervening Separation or Death. Notwithstanding the preceding, should an event occur prior to the Scheduled Pay Date of any Scheduled In-Service Account that would trigger a distribution under Section 5.2 or 5.3 earlier than the Scheduled Pay Date, such Scheduled In-Service Account or Accounts shall be distributed in accordance with Section 5.2 or 5.3, as applicable, and not in accordance with Section 5.1(a).

5.2Separation and Retirement Benefits.

(a)
Separation Benefits. In the event of a Participant’s Separation from Service other than on account of Retirement or death, the Participant’s Account will be distributed in a lump sum under Section 5.2(c).

(b)
Retirement Benefits. If the Participant’s Separation from Service is on account of Retirement, the Participant’s Scheduled In-Service Accounts will be distributed in a lump sum under Section 5.2(c) and the Participant’s Company Account and Retirement Accounts will be distributed in one of the forms provided in Section 5.2(c) or 5.2(d) below in accordance with the Participant’s distribution election given effect under the provisions of Section 5.4 with respect to each such Account.

(c)	Lump Sum Distributions.

(1)	Any lump sum to be paid under this Section 5.2(c) shall be paid within the 90-day period commencing on the Participant’s Separation Pay Date.

(2)	The lump sum amount will be the value of the Participant’s Account, Company Account or Retirement Accounts, as applicable, as of the last day of the month preceding the date of the distribution.

(d)	Installment Distributions.

(1)
If the Participant’s Company Account or Retirement Account, as applicable, is to be distributed in the form of annual installments, the first such installment shall be made within the 90-day period commencing on the first January 31 following the Participant’s Separation from Service; provided, however, that if such January 31 is earlier than the Participant’s Separation Pay Date, the first such installment shall be made within the 90-day period commencing on the Participant’s Separation Pay Date. Subsequent installments shall be made within the 90-day period commencing on each successive January 31, until the Participant’s benefits under such Account are distributed in full.

(2)
The Plan benefits will be paid in equal annual installments in an amount which would fully amortize a loan equal to the lump sum value of the Participant’s Company Account or Retirement Account, as applicable, determined in accordance with Section 5.2(c)(2) (using as the distribution date the date of the first installment) over the installment period, with interest calculated at the per annum rate in effect for the Plan Year in which the Participant’s Separation from Service occurs.

5.3Death Benefits.

(a)
General. In the event of the Participant’s death before incurring a Separation from Service or before commencement of benefits, the Participant’s Account will be distributed in one of the forms provided in Section 5.3(b) or 5.3(c) below in accordance with the Participant’s distribution election given effect under the provisions of Section 5.4 below.

A Participant may elect only one form of payment for all beneficiaries (at any level.) If the Participant fails to make an effective election as provided in Section 5.4 below, the Participant will be deemed to have elected distribution in a lump sum under Section 5.3(b) for all beneficiary levels.

(b)	Lump Sum Distributions.

(1)	Any lump sum to be paid under this Section 5.3(b) shall be paid within the 90-day period commencing on the last day of the month in which the Participant’s death occurs.

(2)	The lump sum amount will be the value of the Participant’s Account as of the last day of the month preceding the date of distribution.

(c)	Installment Distributions.

(1)
If the Participant’s Account is to be distributed in the form of annual installments, the first such installment shall be made within the 90-day period commencing on the first January 31 coincident with or next following the Participant’s death. Subsequent installments will be made during the 90-day period commencing on each successive January 31, until the Participant’s benefits are distributed in full.

(2)
The Plan benefits will be paid in equal annual installments in an amount which would fully amortize a loan equal to the lump sum value of the Participant’s Account determined in accordance with Section 5.3(b)(2) (using as the distribution date the date of the first installment) over the installment period, with interest calculated at the per annum rate in effect for the Plan Year in which the Participant’s death occurs.

(d)
Death After Commencement of Installments. Notwithstanding the preceding, in the event of a Participant’s death after installment payments to the Participant have commenced, such installment payments shall continue to be made to the Participant’s designated beneficiary in the same manner as they were being distributed to the Participant prior to his or her death, provided, however, that if the Participant’s distribution election applicable to Section 5.3(a) is a lump sum payment, the Participant’s remaining installments will be distributed in lump sum to the Participant’s designated beneficiary within the 90-day period commencing on the last day of the month in which the Participant’s death occurs.

(e)
Designation of Beneficiary. A Participant may, by written or electronic instrument delivered to the Committee in the form prescribed by the Committee, designate primary and contingent beneficiaries (which may be a trust or trusts) to receive any benefit payments which may be payable under this Plan following the Participant’s death, and may designate the proportions in which such beneficiaries are to receive such payments. Any such designation will apply to both the Participant’s Account and his or her Grandfathered Account, if any; a Participant may not designate different beneficiaries for his or her Account and Grandfathered Account. A Participant may change such designation from time to time and the last designation filed with the Committee in accordance with its procedures prior to the Participant’s death will control. For this purpose, a Participant’s most recent beneficiary designation properly filed under a Prior Agreement shall continue to be given effect until otherwise modified in accordance with the provisions of this Section. In the event no beneficiary is designated, or if all designated beneficiaries predecease the Participant, payment shall be payable to the following “default” beneficiaries of the Participant in the following order of priority: (1) the Participant’s surviving spouse known to the Committee, if any; (2) the Participant’s living children known to the Committee in equal shares; (3) the Participant’s living parents known to the Committee in equal shares; (4) the Participant’s surviving siblings known to the Committee in equal shares; or (5) the beneficiary’s estate for distribution in accordance with the terms of the beneficiary’s last will and testament or as a court of competent jurisdiction shall determine.

(f)
Death of Beneficiary. In the event a beneficiary dies before full payment of the Participant’s benefits under the Plan, benefits that would have been paid to such beneficiary shall continue in the same form in equal shares to the remaining beneficiaries at the same level (i.e., primary, contingent) and, if none, to the next level of beneficiaries. If there are no beneficiaries at the next level, then any remaining benefits shall be paid to the following “default” beneficiaries of the last living beneficiary in the following order of priority: (1) the beneficiary’s surviving spouse known to the Committee, if any; (2) the beneficiary’s living children known to the Committee in equal shares; (3) the beneficiary’s surviving parents known to the Committee in equal shares; (4) the beneficiary’s surviving siblings known to the Committee in equal shares; or (5) the beneficiary’s estate for distribution in accordance with the terms of the beneficiary’s last will and testament or as a court of competent jurisdiction shall determine.

5.4Form of Distribution.

(a)
Forms Available. If a Participant’s Separation from Service is on account of the Participant’s Retirement or is due to death, distribution of his or her Company Account and Retirement Accounts or, in the event of death, his or her Account, may be made, at the Participant’s election per this Section 5.4, in one of the following forms:

(1)	a lump sum;

(2)	subject to the minimum account value restriction below, substantially equal annual installments over a period not to exceed fifteen (15) years; or

(3)
solely with respect to distribution of the Participant’s Account in the event of death, partially a lump sum and, subject to the minimum account value restriction below, substantially equal annual installments over a period not to exceed fifteen (15) years;

provided, however, that an installment election will be given effect only if, as of the date on which any lump sum payment would be valued, the value of the Participant’s Company Account or Retirement Account, as applicable, or in the event of death, Account, is at least fifty-thousand dollars ($50,000). Any Participant whose Company Account or Retirement Account, as applicable, or in the event of death, Account, is valued at less than fifty-thousand dollars ($50,000) as of the date on which any lump sum payment would be valued shall be defaulted to a lump sum payment.

(b)	Retirement Accounts.

(1)
The Account balance of a Participant as of December 31, 2008 shall, as of such date, be allocated to his or her Retirement Accounts in a manner determined by Executive Compensation to be consistent with his or her last affirmative form of payment election filed with Executive Compensation on or before December 31, 2008; provided, however, that in no event may any such election made in 2008 defer any amount otherwise payable during 2008 to 2009 or any later year or accelerate any amount otherwise payable during 2009 or any later year into 2008. (Notwithstanding the preceding, in the event a Participant’s affirmative form of payment outstanding on December 31, 2008 is an “account balance-driven” election, the Participant’s Account shall be allocated as of such date in accordance with his or her election, as though distribution would occur on December 31, 2008.) Deferrals (including Employer Contribution Credits and Incentive Payments) credited to the Participant’s Account after December 31, 2008 and through March 31, 2009 shall also be allocated to the Participant’s Retirement Accounts in accordance with such election. Any form of payment election filed during 2008 shall be deemed to have been made under applicable Internal Revenue Service transition relief (and thus shall not be subject to Sections 5.4(d)(1), (d)(2) and (d)(3)), unless the Participant specifically waives such transition relief. Any distribution election made after December 31, 2008 shall be subject to Section 5.4(d).

(2)
With respect to any individual who is a Participant as of December 31, 2008, Incentive Payments credited after March 31, 2009, if any, will be allocated to his or her Retirement Accounts in accordance with his or her last affirmative form of payment election filed with Executive Compensation on or before December 31, 2008, which election may be separate from the election provided in Section 5.4(b)(1) above. Such election shall be irrevocable as of December 31, 2008.

(c)	Company Account. A Participant’s Company Account shall be paid in the form of a lump sum, unless the Participant makes a subsequent distribution election in accordance with Section 5.4(d).

(d)
Subsequent Elections. A Participant may change his or her distribution election (or deemed distribution election) with respect to his or her Company Account or Retirement Account or, in the event of death, his or her Account, per this Section 5.4 at any time by making a new election (referred to in this subsection as a “subsequent election”) on a form (which may be electronic) approved by Executive Compensation and filed with Executive Compensation; provided, however, that each such subsequent election shall be subject to the following restrictions:

(1)	A subsequent election made after December 31, 2008 may not take effect until at least twelve (12) months after the date on which such subsequent election is made;

(2)
Payment or initial payment pursuant to a subsequent election made after December 31, 2008 may not be made earlier than five (5) years from the date such payment would have been made absent the subsequent election (but, for this purpose, installment payments shall not commence until the first January 31 after such delay), unless the distribution is made on account of the Participant’s death;

(3)	A subsequent election made after December 31, 2008 related to a payment must be made not less than twelve (12) months before the date the payment is scheduled to be paid;

(4)
Payment of a Participant’s Company Account or Retirement Account or, in the event of death, Account, pursuant to a subsequent election must be completed by the last day of the Plan Year which contains the twentieth (20th) anniversary of the Participant’s Separation Pay Date or the Participant’s death;

(5)	For purposes of this Section 5.4(d) and Code Section 409A, the entitlement to annual installment payments is treated as the entitlement to a single payment;

(6)
A Participant may make more than one subsequent election; provided, however, that any Participant who makes a form of payment election during 2008 and who elects to waive transition relief as provided in Section 5.4(b)(1) shall not be permitted to make a subsequent election after December 31, 2008 with respect to his or her Retirement Accounts.

If a Participant’s distribution election does not satisfy the requirements of this Section 5.4(d), it will not be recognized or given effect by the Committee. In that event, distribution of the benefit will be made in accordance with the Participant’s most recent distribution election which does satisfy the requirements of this Section 5.4(d).

(e)
Filing of Election. A Participant’s distribution elections under Section 5.2(b) or 5.3(a) must be filed with Executive Compensation on forms (which may be electronic) prescribed by Executive Compensation.

5.5Distributions for Unforeseeable Emergencies.

(a)
In the event of an Unforeseeable Emergency, the Committee or its delegate, in its sole and absolute discretion and upon written application of a Participant or, following the Participant’s death, the beneficiary to whom a Participant’s benefits are then being paid, or will be paid, pursuant to Section 5.3, may direct immediate distribution of all or a portion of the Participant’s Account (other than Employer Contribution Credits and Incentive Payments). The Committee or its delegate will permit distribution on account of an Unforeseeable Emergency only to the extent reasonably necessary to satisfy the emergency need, plus amounts necessary to pay federal, state or local income taxes and penalties reasonably anticipated to result from the distribution, after taking into account the extent to which such need is or may be relieved through reimbursement or compensation by insurance, by liquidation of the Participant’s or beneficiary’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship), or by cessation of deferrals under the Plan. Any distribution under this Section 5.5 shall first be made from the Participant’s Scheduled In-Service Accounts (including earnings thereon), then from his or her Retirement Accounts (including earnings thereon) in the following order: Deferred Equity, Deferred Special Bonuses and Deferred Retention Bonuses, then pro rata from Deferred Compensation and Deferred Bonus. A Participant’s Incentive Payments under Section 4.2 shall be ratably adjusted consistent with the above.

(b)
Notwithstanding anything in the Plan to the contrary, if Walmart reasonably anticipates that its deduction with respect to any distribution under this Section 5.5 would not be permitted due to the application of Code Section 162(m); such payment shall be suspended to the extent a deduction would not be permitted until the earliest date at which it reasonably anticipates that the deduction of such distribution would not be barred by application of Code Section 162(m); provided, however, that the conditions of Section 5.5(a) are still satisfied as of such date.

5.6Reductions Arising from a Participant’s Gross Misconduct.

Notwithstanding anything herein to the contrary, a Participant’s Plan benefits are contingent upon the Participant not engaging in Gross Misconduct while employed with Walmart or any Employer or any entity in which Walmart has an ownership interest, or during such additional period as provided in Walmart’s Statement of Ethics. In the event the Committee determines that the Participant has engaged in Gross Misconduct during the prescribed period, then notwithstanding any provisions hereunder to the contrary: (a) the Participant shall forfeit all Employer Contribution Credits and Incentive Payments, and credited Plan earnings thereon; (b) earnings credited to the Participant’s Account derived from Deferred Compensation, Deferred Bonuses, Deferred Special Bonuses, Deferred Retention Bonuses and Deferred Equity shall be recalculated for each Plan Year to reflect the amount which would otherwise have been credited if the applicable per annum rate were fifty percent (50%) of the per annum rate in effect for such Plan Year; and (c) if the Participant is then receiving installment payments, any remaining installments shall be recalculated to reflect the amount which would otherwise have been paid if the applicable per annum rate were fifty percent (50%) of the per annum rate in effect with respect to such installment payments. Under no circumstances will a Participant forfeit any portion of the Participant’s Deferred Compensation, Deferred Bonuses, Deferred Special Bonuses, Deferred Retention Bonuses or Deferred Equity. Any payments received hereunder by a Participant (or the Participant’s beneficiary) are contingent upon the Participant not engaging (or not having engaged) in Gross Misconduct while employed with Walmart or any Employer or any entity in which Walmart has an ownership interest, or during such additional period as provided in Walmart’s Statement of Ethics. If the Committee determines, after payment of amounts hereunder, that the Participant has engaged in Gross Misconduct during the prescribed period, the Participant (or the Participant’s beneficiary) shall repay to Walmart any amount in excess of that to which the Participant is entitled under this Section 5.6.

ARTICLE VI.
ADMINISTRATION

6.1General.

The Committee is responsible for the administration of the Plan and is granted the following rights and duties:

(a)
The Committee shall have the exclusive duty, authority and discretion to interpret and construe the provisions of the Plan, to determine eligibility for and the amount of any benefit payable under the Plan, and to decide any dispute which may rise regarding the rights of Participants (or their beneficiaries) under this Plan;

(b)
The Committee shall have the authority to adopt, alter, and repeal such administrative rules, regulations, and practices governing the operation of the Plan as it shall from time to time deem advisable;

(c)
The Committee may appoint a person or persons to act on behalf of, or to assist, the Committee in the administration of the Plan, establishment of forms (including electronic forms) desirable for Plan operation, and such other matters as the Committee deems necessary or appropriate;

(d)
The decision of the Committee in matters pertaining to this Plan shall be final, binding, and conclusive upon Walmart, any Related Affiliate, the Participant, the Participant’s beneficiary, and upon any person affected by such decision, subject to the claims procedure set forth in Article VII; and

(e)
In any matter relating solely to a Committee member’s individual rights or benefits under this Plan, such Committee member shall not participate in any Committee proceeding pertaining to, or vote on, such matter.

6.2Allocation and Delegation of Duties.

(a)
The Committee shall have the authority to allocate, from time to time, by instrument in writing filed in its records, all or any part of its respective responsibilities under the Plan to one or more of its members as may be deemed advisable, and in the same manner to revoke such allocation of responsibilities. In the exercise of such allocated responsibilities, any action of the member to whom responsibilities are allocated shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. The Committee shall not be liable for any acts or omissions of such member. The member to whom responsibilities have been allocated shall periodically report to the Committee concerning the discharge of the allocated responsibilities.

(b)	The Committee shall have the authority to delegate, from time to time, by written instrument filed in its records, all or any part of its responsibilities under the Plan to such person or persons as the Committee may deem advisable (and may authorize such person to delegate such responsibilities to such other person or persons as the Committee shall authorize) and in the same manner to revoke any such delegation of responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. The Committee shall not be liable for any acts or omissions of any such delegate. The delegate shall periodically report to the Committee concerning the discharge of the delegated responsibilities.

ARTICLE VII.
CLAIMS PROCEDURE
7.1General.

Any claim for benefits under the Plan must be filed by the Participant or beneficiary (“claimant”) in writing with the Committee or its delegate within one (1) year of the Participant’s Separation from Service. If the claim is not filed within one (1) year of the Participant’s Separation from Service, neither the Plan nor Walmart or any Related Affiliate shall have any obligation to pay the benefit and the claimant shall have no further rights under the Plan. If a timely claim for a Plan benefit is wholly or partially denied, notice of the decision will be furnished to the claimant by the Committee or its delegate within a reasonable period of time, not to exceed sixty (60) days, after receipt of the claim by the Committee or its delegate. Any claimant who is denied a claim for benefits will be furnished written notice setting forth:

(a)	the specific reason or reasons for the denial;

(b)	specific reference to the pertinent Plan provision upon which the denial is based;

(c)	a description of any additional material or information necessary for the claimant to perfect the claim; and

(d)	an explanation of the Plan’s claim review procedure.

7.2Appeals Procedure.

To appeal a denial of a claim, a claimant or the claimant’s duly authorized representative:

(a)	may request a review by written application to the Committee not later than sixty (60) days after receipt by the claimant of the written notification of denial of a claim;

(b)	may review pertinent documents; and

(c)	may submit issues and comments in writing.

A decision on review of a denied claim will be made by the Committee not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered within a reasonable period of time, but not later than one hundred twenty (120) days after receipt of a request for review. The decision on review will be in writing and shall include the specific reasons for the denial and the specific references to the pertinent Plan provisions on which the decision is based.

ARTIVLE VIII.
MISCELLANEOUS PROVISIONS

8.1Amendment, Suspension or Termination of Plan.

Walmart, by action of the Committee, reserves the right to amend, suspend or to terminate the Plan in any manner that it deems advisable; provided, however, that in no event shall a Participant’s Account be distributed prior to the Participant’s Separation from Service (except in the event of a Participant’s Unforeseeable Emergency pursuant to Section 5.5). Notwithstanding the preceding sentence, the Plan may not be amended, suspended or terminated to cause a Participant to forfeit the Participant’s then-existing Account.
Notwithstanding the preceding, Walmart may, by action of the Committee within the thirty (30) days preceding or twelve (12) months following a change in control (within the meaning of Code Section 409A) of a relevant affiliate, partially terminate the Plan and distribute benefits to all Participants involved in such change in control within twelve (12) months after such action, provided that all plans sponsored by the service recipient immediately after the change in control (which are required to be aggregated with this Plan pursuant to Code Section 409A) are also terminated and liquidated with respect to each Participant involved in the change in control.

8.2Non-Alienability.

No interest or amounts payable under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary. Notwithstanding the preceding, distribution may be made to the extent necessary to fulfill a domestic relations order as defined in Code Section 414(p)(1)(B) and in accordance with procedures established by the Committee from time to time; provided, however, that all such distributions shall be made in a single lump sum payment.
8.3Recovery of Overpayments.
In the event any payments under the Plan are made on account of a mistake of fact or law, the recipient shall return such payment or overpayment to Walmart as requested by Walmart.
8.4No Employment Rights.
Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of Walmart or any Related Affiliate.

8.5No Right to Bonus.
Nothing contained herein shall be construed as conferring upon the Participant the right to receive a bonus from the MIP and any award under the Walmart Inc. Stock Incentive Plan of 2005. A Participant’s entitlement to such a bonus or award is governed solely by the provisions of those plans.
8.6Withholding and Employment Taxes.
To the extent required by law, Walmart or a Related Affiliate will withhold from a Participant’s current compensation such taxes as are required to be withheld for employment taxes. To the extent required by law, Walmart or a Related Affiliate will withhold from a Participant’s Plan distributions such taxes as are required to be withheld for federal, Puerto Rican, state or local government income tax purposes.
8.7Income and Excise Taxes.
The Participant (or the Participant’s Beneficiaries) is solely responsible for the payment of all federal, Puerto Rican, state and local income and excise taxes resulting from the Participant’s participation in this Plan.
8.8Successors and Assigns.
The provisions of this Plan are binding upon and inure to the benefit of Walmart and each Related Affiliate which is a participating employer, their successors and assigns, and the Participant, the Participant’s beneficiaries, heirs, and legal representatives.
8.9Governing Law.
This Plan shall be subject to and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

APPENDIX A

Amounts deferred and vested on or before December 31, 2004 are subject to the terms of the Plan as it existed as of such date, which Plan is set forth in this Appendix A. The terms of this Appendix A shall not be materially modified (as that phrase is defined by Code Section 409A and guidance thereunder), either formally or informally, unless such modification specifically provides that it is intended to be a material modification within the meaning of Code Section 409A and guidance thereunder.

WALMART INC.
OFFICER DEFERRED COMPENSATION PLAN

ARTICLE I.
GENERAL

1.1    Purpose.

The purpose of the Walmart Inc. Officer Deferred Compensation Plan (“Plan”) is to: (a) attract and retain the valuable services of certain officers; (b) recognize, reward, and encourage contributions by such officers to the success of Walmart Inc. (“Walmart”) and its Related Affiliates; and (c) enable such officers to defer certain compensation and bonuses, and to be credited with earnings and Incentive Payments with respect to such amounts.

1.2    Applicability to Prior Deferred Compensation Agreements; Effective Date.

This Plan was initially effective February l, 1996 with respect to compensation and bonuses deferred (and credited earnings thereon) under the Plan on or after February 1, 1996. In addition, prior to February 1, 1995, certain Eligible Officers entered into deferred compensation agreements (“Prior Agreements”) with Walmart containing terms similar to those contained in this Plan. Except as expressly provided herein, effective February 1, 1996 the Prior Agreements were amended and restated in the form of this Plan.

The Plan as initially adopted effective February 1, 1996, was amended from time-to-time, most recently by Amendment No. Three to the February 1, 1997 amended and restated Plan. The effective date of this amended and restated Plan is March 31, 2003, except as otherwise expressly provided herein.

1.3    Nature of Plan.

The Plan is intended to be (and shall be administered as) an unfunded employee pension plan benefiting a select group of management or highly compensated employees under the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Plan shall be “unfunded” for tax purposes and for purposes of Title I of ERISA. Any and all payments under the Plan shall be made solely from the general assets of Walmart and, to the extent such payments or benefits are attributable to services with a respective Related Affiliate or Related Affiliates, such Related Affiliate or Related Affiliates. For this purpose, payments or benefits under the Plan are deemed to be attributable to services with the last Related Affiliate by whom the Participant was employed at or prior to the time benefits become payable under Article V. A Participant’s interests under the Plan do not represent or create a claim against specific assets of Walmart or any Related Affiliate. Nothing herein shall be deemed to create a trust of any kind or create any fiduciary relationship between Walmart, any Related Affiliate or the Committee, and a Participant, the Participant’s beneficiary or any other person. To the extent any person acquires a right to receive payments from Walmart or a Related Affiliate under this Plan, such right is no greater than the right of any other unsecured general creditor of Walmart or such Related Affiliate.
ARTICLE II.
DEFINITIONS
2.1    Definitions.
Whenever used in this Plan, the following words and phrases have the meaning set forth below unless the context plainly requires a different meaning:
(a)    Code means the Internal Revenue Code of 1986, as amended from time to time.

(b)	Committee means, effective October 1, 2003, the Compensation, Nominating and Governance Committee of the Board of Directors of Walmart Inc.

(c)	Deferred Bonuses means the amount deferred from bonuses payable to a Participant under the Walmart Inc. Management Incentive Plan for Officers.

(d)	Deferred Compensation means: (1) the compensation deferred by a Participant under Section 3.1 below; and (2) amounts deferred by a Participant under a Prior Agreement(s).

(e)
Disability means a Total and Permanent Disability as from time to time defined in the Wal-Mart Stores, Inc. Profit Sharing Plan (or any successor plan thereto). A Participant must establish to the satisfaction of the Committee that a Disability exists. A Participant shall be treated as having a Disability only if such illness or injury results in the Participant’s Termination of Employment.

[NOTE: The definition of Disability shall be determined in accordance with the following definition in effect under the Wal-Mart Profit Sharing and 401(k) Plan (a successor plan to the Wal-Mart Stores, Inc. Profit Sharing Plan) as of October 3, 2004: a physical or mental disability resulting from a bodily injury or disease or mental disorder which: (a) causes the Participant to be “disabled” within the meaning of Section 223 of the Social Security Act and (b) exists as of the Participant’s termination of employment. For this purpose, a Participant who is covered by the Social Security Act must obtain a determination by the Social Security Administration that the Participant is “disabled” in order to have a

Disability under this Plan. A Participant who is not covered by the Social Security Act will be deemed to have a Disability if the Participant provides a written certification by a licensed doctor (medicine or osteopathy) who is not a member of the Participant’s family that the Participant is “disabled” within the meaning of Section 223 of the Social Security Act. Such definition shall not be modified on or after October 3, 2004.]

(f)	Early Retirement means a Participant’s Termination of Employment on or after the date the Participant has been continuously employed with Walmart or a Related Affiliate twenty (20) or more years.

(g)
Eligible Officer means an individual who is a corporate officer of Walmart or a Related Affiliate designated by Walmart as a participating employer, and who holds the title of Vice President or above, Treasurer, Controller, or an officer title of similar rank as determined by the Committee. In addition, Eligible Officer shall include a divisional officer of Walmart or a Related Affiliate designated by Walmart as a participating employer, and who holds the title of Vice President or above or an officer title of similar rank as determined by the Committee. Notwithstanding the preceding sentences, the term “Eligible Officer” shall not include an individual who entered into a Prior Agreement with Walmart unless such individual consents to participation in the Plan on the terms and conditions herein set forth.

(h)	Fiscal Year means the twelve (12)-month period commencing on February 1 and ending on January 31.

(i)
Grandfathered Account means the bookkeeping account established by the Committee to reflect a Participant’s Deferred Compensation, Deferred Bonuses, Incentive Payments, and credited earnings thereon, which are deferred and vested on or before December 31, 2004. Such amount shall be governed at all times by the terms of this Appendix A.

(j)
A Participant is deemed to have engaged in Gross Misconduct if the Committee or its delegate determines that the Participant has engaged in conduct detrimental to the best interests of Walmart or any Related Affiliate or any entity in which Walmart has an ownership interest. Examples of such conduct include, without limitation, disclosure of confidential information in violation of Walmart’s Statement of Ethics, theft, the commission of a felony or a crime involving moral turpitude, gross misconduct or similar serious offenses.

(k)	Incentive Payments means the amounts credited to a Participant’s Grandfathered Account: (1) in accordance with Section 4.2 below; and (2) a Participant’s Prior Agreement(s).

(l)
Participant means any Eligible Officer who defers compensation or bonuses under the Plan. An individual remains a Participant in the Plan until the Participant’s Plan benefits have been fully distributed.

(m)
Plan Year means: (1) for periods before February 1, 1997, the twelve (12)-month period commencing on February 1 and ending on January 31; (2) the period from February 1, 1997 through March 31, 1997; and (3) from and after April 1, 1997, the twelve (12)-month period commencing on April 1 and ending on March 31. Notwithstanding the above, for purposes of the Incentive Payments under Section 4.2, the February 1, 1996 - January 31, 1997 Plan Year and the short February 1, 1997 - March 31, 1997 Plan Year shall be treated as one Plan Year running from February 1, 1996 - March 31, 1997.

(n)	Related Affiliates means a business or entity that is, directly or indirectly, fifty-one percent (51%) or more owned by Walmart.

(o)	Retirement means a Participant’s Termination of Employment on or after the Participant’s attainment of age fifty-five (55).

(p)
Termination of Employment means a Participant ceasing to be actively employed by Walmart and its Related Affiliates. Termination of Employment does not include the transfer of a Participant from the employ of Walmart to a Related Affiliate or vice versa, a transfer between Walmart’s Related Affiliates, or periods while a Participant is on an approved leave of absence.

(q)
Unforeseeable Emergency means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or a Participant’s dependent (as defined in Code Section 152(a)), the loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. An Unforeseeable Emergency does not exist to the extent such hardship is or may be relieved:

(1)	through reimbursement or compensation by insurance or otherwise;

(2)	by liquidation of the Participant’s assets, to the extent the liquidation of such assets would itself not cause severe financial hardship; or

(3)	by cessation of deferrals under this Plan.

The need to send a Participant’s child to college or the desire to purchase a home does not constitute an Unforeseeable Emergency. The existence of an Unforeseeable Emergency will be determined by the Committee, in its sole discretion, based upon the Participant’s facts and circumstance and in accordance with restrictions imposed by the Code or guidance thereunder.

(r)    Annual Valuation Date means the last day of each Plan Year.

ARTICLE III.
DEFERRED COMPENSATION AND BONUSES--
ESTABLISHMENT OF ACCOUNTS
3.1    Deferred Compensation.
For each Plan Year, each Eligible Officer may elect to defer all or a portion of what would otherwise be the Eligible Officer’s federal taxable base compensation, net of employment taxes and estimated bi-weekly deductions as are determined to be in effect on the first day of the deferral period, to be paid for such Plan Year by Walmart or a Related Affiliate designated by Walmart as a participating employer. Amounts deferred (the “Deferred Compensation”) will be deferred pro ratably for each payroll period of the Plan Year. All deferral elections made under this Section 3.1 must be filed with the Committee on forms approved by the Committee. Deferral elections must be (a) filed no later than the day preceding the Plan Year for which the deferral election is to be effective; or (b) with respect to an Eligible Officer appointed during the Plan Year, within thirty (30) days of such appointment. Individuals appointed as Eligible Officers on or after April 1, 2003 and before October 1, 2003 shall have thirty (30) days from such latter date to file a deferral election for the balance of the Plan Year.
Once made for a Plan Year, a deferral election may not be revoked, changed or modified. Notwithstanding the preceding sentence, in the event an Eligible Officer ceases to be employed as an Eligible Officer, such former Eligible Officer’s deferral election shall automatically cease with respect to compensation earned on or after the individual ceases to be an Eligible Officer. A deferral election for one (1) Plan Year will not automatically be given effect for a subsequent Plan Year, so that if deferrals are desired for a subsequent Plan Year, a separate election must be made by the Eligible Officer for such Plan Year. An Eligible Officer’s deferral election shall remain in effect with respect to any portion of base compensation paid while on a leave of absence, and, if the leave of absence is unpaid, shall resume upon return from the leave of absence during the same Plan Year and shall continue in effect for the balance of such Plan Year.
3.2    Deferred Bonuses.
Each Eligible Officer may elect to defer all or a portion of the Eligible Officer’s bonus (if any) for a Fiscal Year under the Walmart Inc. Management Incentive Plan for Officers. All bonus deferral elections made under this Section 3.2 must be made on forms approved by the Committee, and be filed with the Committee: (a) for the 1996-1997 Fiscal Year, no later than January 31, 1996; (b) for Fiscal Years beginning on or after February 1, 1997, no later than the March 31 of the Fiscal Year for which such bonus (if any) is payable; and (c) within thirty (30) days of the individual’s appointment as an Eligible Officer if the Eligible Officer is newly appointed after March 31 of the Fiscal Year. Individuals appointed as Eligible Officers on or after April 1, 2003 and before October 1, 2003 shall have thirty (30) days from such latter date to file a bonus deferral election with respect to the February 1, 2003 - January 31, 2004 Fiscal Year.
Once made for a Fiscal Year, a bonus deferral election may not be revoked, changed or modified. Notwithstanding the preceding sentence, in the event an Eligible Officer ceases to be employed as an Eligible Officer but remains employed by Walmart or by one of its Related Affiliates, such former Eligible Officer’s bonus deferral election shall automatically cease with respect to that portion of a bonus earned on or after the date the individual ceases to be an

Eligible Officer. For this purpose, the portion of a bonus earned on or after ceasing to be an Eligible Officer shall be determined by multiplying the bonus by a fraction, the numerator of which is the number of calendar days in such Fiscal Year in which the individual ceased to be an Eligible Officer, and the denominator of which is the total calendar days in such Fiscal Year. Effective for those bonuses payable for Fiscal Years beginning on or after February 1, 2003, in the event an Eligible Officer ceases to be employed as an Eligible Officer due to a Termination of Employment, or if an Eligible Officer takes an approved leave of absence, such Eligible Officer’s bonus deferral election shall remain in effect with respect to that portion of a bonus earned while an Eligible Officer, even if such bonus is awarded after a Termination of Employment or while an Eligible Officer is on an approved leave of absence.
With respect to those Eligible Officers appointed on or after the first day of a Plan Year and who elect to defer all or a portion of their bonus (if any) for that initial Fiscal Year, such deferral elections shall apply only to that portion of the bonus earned after the date of such election, by multiplying the bonus by a fraction, the numerator of which is the number of calendar days in such Fiscal Year in which the individual elected to defer all or a portion of their bonus after first becoming appointed as an Eligible Officer, and the denominator of which is the total calendar days in such Fiscal Year. A bonus deferral election for one (1) Fiscal Year will not automatically be given effect for a subsequent Fiscal Year, so that if deferrals are desired for a subsequent Fiscal Year, a separate election must be made by the Eligible Officer for such Fiscal Year.

3.3    Establishment of Grandfathered Accounts.

The Deferred Compensation, Deferred Bonuses, and Incentive Payments will be credited to a bookkeeping account (“Grandfathered Account”) established by the Committee on behalf of each Participant. The Deferred Compensation will be credited to the Participant’s Grandfathered Account as of the last day of the Plan Year during which the Deferred Compensation would otherwise be payable to the Participant. The Deferred Bonus will be credited to the Participant’s Grandfathered Account as of the date the bonus would have otherwise been paid in cash. The Incentive Payments will be credited to the Participant’s Grandfathered Account as of the last day of the Plan Year specified in Section 4.2. A Participant’s Grandfathered Account, including earnings credited thereto, will be maintained by the Committee until the Participant’s Plan benefits have been paid in full.

3.4    Nature of Grandfathered Accounts.

Each Participant’s Grandfathered Account will be used solely as a measuring device to determine the amount to be paid a Participant under this Plan. The Grandfathered Accounts do not constitute, nor will they be treated as, property or a trust fund of any kind. All amounts at any time attributable to a Participant’s Grandfathered Account will be, and remain, the sole property of Walmart and its Related Affiliates. A Participant’s rights hereunder are limited to the right to receive Plan benefits as provided herein. The Plan represents an unsecured promise by Walmart and the applicable Related Affiliate to pay the benefits provided by the Plan.

3.5    Annual Valuation of Grandfathered Accounts.

Each Participant’s Grandfathered Account will be valued annually as of each Annual Valuation Date. The value of an Grandfathered Account as of any applicable Annual Valuation Date is the sum of the Grandfathered Account value as of the immediately preceding Annual Valuation Date, the Deferred Compensation, Deferred Bonuses and Incentive Payments allocated as of the applicable Annual Valuation Date, and the equivalent of interest credited to the Grandfathered Account under Section 4.1 as of the applicable Annual Valuation Date, less any distributions for Unforeseeable Emergencies since the preceding Annual Valuation Date but on or before the applicable Annual Valuation Date.

[Notwithstanding anything herein to the contrary, effective April 1, 2008, Grandfathered Accounts shall be credited with interest on a daily basis. The amount of interest to be credited each day shall be a daily rate of simple interest based on the interest rate in effect for the Plan Year as provided in Section 4.1. Also, effective January 1, 2009, the Plan Year for such purpose shall be the twelve-month period February 1 through January 31, with the period April 1, 2009 through January 31, 2010 being a short Plan Year. This Appendix A shall be construed in accordance with such modifications. It has been determined that these modifications do not constitute “material modifications” for purposes of Code Section 409A.]
ARTICLE IV.
ADDITIONS TO ACCOUNTS -- CREDITED EARNINGS
AND INCENTIVE PAYMENTS

4.1    Credited Annual Earnings.

For each Plan Year a Participant’s Grandfathered Account will be credited with the equivalent of interest at the per annum rate established for such Plan Year by the Committee; provided, however, for the February 1, 1997 - March 31, 1997 Plan Year, the equivalent of interest shall be credited at one-sixth (1/6) of the per annum rate so established for such period. The per annum rate may be increased or decreased for any Plan Year to reflect changes in prevailing interest rates, as determined at the sole discretion of the Committee. Except for a Plan Year in which a Participant receives a distribution due to an Unforeseeable Emergency, the amount to be credited to a Participant’s Grandfathered Account as of any Annual Valuation Date is the sum of: (a) the applicable per annum rate multiplied by the Participant’s Grandfathered Account value as of the immediately preceding Annual Valuation Date; (b) fifty percent (50%) of the Participant’s Deferred Compensation for the Plan Year ending on the Annual Valuation Date multiplied by the applicable full annum rate; and (c) effective for Deferred Bonuses attributable to Fiscal Years beginning on or after February 1, 2003, a pro rata amount of interest equivalent at the applicable per annum rate based upon the number of days from the date such bonus would have otherwise been paid in cash through the applicable Annual Valuation Date.

[NOTE: The annual rate in effect for a Plan Year for this purpose shall be determined in accordance with the following formula in effect as of October 3, 2004: the rate on 10-year Treasury notes determined as of the first business day of January preceding each Plan Year, plus 270 basis points. Such formula shall not be modified on or after October 3, 2004. Notwithstanding the preceding, in light of uncertainty regarding whether adjustment of the annual rate would constitute a material modification of the Plan for Code Section 409A purposes, the annual rate was not adjusted for 2005. The annual rate for 2006 and future years will be adjusted in accordance with the above formula.]

For a Plan Year in which a Participant receives a distribution due to an Unforeseeable Emergency, the amount to be credited to the Participant’s Grandfathered Account as of the applicable Annual Valuation Date is the sum of: (a) an equivalent amount of pro rata interest on the Participant’s Grandfathered Account value as of the preceding Annual Valuation Date based upon the number of full calendar months in the Plan Year which the Grandfathered Account was not reduced due to the distribution; (b) an equivalent amount of pro rata interest on the Grandfathered Account value immediately after the distribution based upon the number of calendar months in the Plan Year in which the Participant’s Grandfathered Account was reduced; (c) fifty percent (50%) of the Participant’s Deferred Compensation for the Plan Year ending on the Annual Valuation Date multiplied by the applicable full annum rate; and (d) effective for Deferred Bonuses attributable to Fiscal Years beginning on or after February 1, 2003, a pro rata amount of interest equivalent at the applicable per annum rate based upon the number of days from the date such bonus would have otherwise been paid in cash through the applicable Annual Valuation Date.

4.2    Incentive Payments.

The Incentive Payments described below will be credited to a Participant’s Grandfathered Account. Incentive Payments awarded and credited to a Participant’s Grandfathered Account under a Prior Agreement (such Incentive Payments were previously referred to as “incentive bonuses” under the Prior Agreements), and credited interest thereon, will remain credited to a Participant’s Grandfathered Account hereunder as of January 31, 1996. Thereafter, a Participant’s entitlement to an Incentive Payment will be governed by this Section 4.2, including any Incentive Payment which may be awarded with respect to recognized Deferred Compensation (and credited earnings thereon) deferred under a Prior Agreement. Incentive Payments hereunder shall not duplicate any Incentive Payment awarded and credited under a Prior Agreement as of January 31, 1996.

(a)
The Incentive Payments provided in this Section apply to a Participant’s recognized Deferred Compensation and Deferred Bonuses for a Plan Year and credited Plan earnings thereon. For this purpose, Deferred Bonuses shall be treated as being “for a Plan Year” for the Plan Year in which Deferred Bonuses are allocated to a Participant’s Grandfathered Account under Section 3.3. Incentive Payments are separately awarded based upon a Participant’s recognized Deferred Compensation and Deferred Bonuses for a given Plan Year and credited Plan earnings thereon. Solely for purposes of this Section 4.2, the February 1, 1996 - January 31, 1997 Plan Year and the short February 1, 1997 - March 31, 1997 Plan Year shall be treated as one Plan Year running from February 1, 1996 - March 31, 1997.

(b)
The amount of an Incentive Payment is based on the Participant’s recognized Deferred Compensation and Deferred Bonuses for a Plan Year, plus credited Plan earnings on such sums through and including the Incentive Payment award date. The amount by which a Participant’s Deferred Compensation and Deferred

Bonuses for a Plan Year exceeds twenty percent (20%) of the Participant’s base compensation will not be recognized in computing an Incentive Payment. Base compensation for this purpose means the Participant’s annual base rate of compensation for such Plan Year (proportionately increased for the special Plan Year of February 1, 1996 - March 31, 1997). Credited Plan earnings on such nonrecognized Deferred Compensation or Deferred Bonuses are likewise not taken into account in determining the amount of an Incentive Payment.

(c)
If a Participant remains continuously employed with Walmart or its Related Affiliates for a period of ten (10) consecutive full Plan Years, beginning with the first day of the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonus election in effect under this Plan or a Prior Agreement, and ending with the last day of the tenth (10th) Plan Year of such period, an Incentive Payment will be credited to the Participant’s Grandfathered Account as of the last day of such tenth 10th Plan Year. The Incentive Payment will be equal to twenty percent (20%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for ten (10), but not less than five (5), Plan Years (i.e., the first six (6) Plan Years of such ten (10)-year period), plus credited Plan earnings thereon through the award date. For each full Plan Year thereafter in which the Participant remains continuously employed with Walmart or its Related Affiliates, an Incentive Payment will be credited to the Participant’s Grandfathered Account as of the last day of such Plan Year. Such Incentive Payment will be equal to twenty percent (20%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for the first Plan Year of the five (5)-consecutive Plan Year period ending on the award date, plus credited Plan earnings thereon through the award date.

(d)
If a Participant remains continuously employed with Walmart or its Related Affiliates for a period of fifteen (15) consecutive full Plan Years, beginning with the first day of the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonuses election in effect under this Plan or a Prior Agreement, and ending with the last day of the fifteenth (15th) Plan Year of such period, an Incentive Payment will be credited to the Participant’s Grandfathered Account as of the last day of such fifteenth (15th) Plan Year. The Incentive Payment will be equal to ten percent (10%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for fifteen (15), but not less than ten (10), Plan Years (i.e., the first six (6) Plan Years of such fifteen (15)-year period), plus credited Plan earnings thereon through the award date. For each full Plan Year thereafter in which the Participant remains continuously employed with Walmart or its Related Affiliates, an Incentive Payment will be credited to the Participant’s Grandfathered Account as of the last day of such Plan Year. Such Incentive Payment will be equal to ten percent (10%) of the Participant’s recognized Deferred Compensation and Deferred Bonuses for the first Plan Year of a ten (10)-consecutive Plan Year period ending on the award date, plus credited Plan earnings thereon through the award date. The Incentive Payments provided in this Section 4.2(d) shall not take into account Incentive Payments credited under Section 4.2(c) or credited Plan earnings thereon.

(e)
The Incentive Payments provided in this Section 4.2(e) only apply if a Participant has been a Participant under the Plan (or a Prior Agreement) for five (5) or more full Plan Years and if the Participant incurs a Retirement, Early Retirement, death or Disability before satisfaction of the ten (10)- or fifteen (15)-year periods described in Sections 4.2 (c) and (d) above, after taking into account the application of Section 4.2(f). In that event, only the Incentive Payment next to be credited (i.e., twenty percent (20%) or ten percent (10%)) will be credited to the Participant’s Grandfathered Account as provided in this Section 4.2(e). In the event the Participant had not yet been awarded or credited with a twenty percent (20%) Incentive Payment under Section 4.2(c), the Incentive Payment provided by this Section 4.2(e) will be based upon the ratio of (1) the number of full Plan Years worked since and including the first Plan Year in which the Participant had a Deferred Compensation or Deferred Bonus election in effect under this Plan or a Prior Agreement, to (2) ten (10), multiplied by twenty percent (20%). Such Incentive Payment will be based upon recognized amounts for the Plan Years which would otherwise have been considered in calculating the Participant’s first Incentive Payment under Section 4.2(c). If the Participant has been awarded a twenty percent (20%) Incentive Payment provided in Section 4.2 (c), the Incentive Payment .provided by this Section 4.2(e) will be based upon the ratio of (1) the number of full Plan Years worked since the award date of the initial twenty percent (20%) Incentive Payment, to (2) five (5), multiplied by ten percent (10%). Such Incentive Payment will be based upon recognized amounts for the Plan Years which would otherwise have been considered in calculating the Participant’s first Incentive Payment under Section 4.2(d). The Incentive Payment provided under this Section 4.2(e) will be determined and credited to the Participant’s Grandfathered Account as of the date the Participant’s Plan benefits are distributed in a lump sum payment. If, however, a Participant’s benefits are to be distributed in installments, the amounts provided under this Section 4.2(e) will be determined and credited to the Participant’s Grandfathered Account as of the January 31 on which installments are based.

(f)
The Incentive Payments provided in this Section 4.2(f) apply only with respect to those Participants who: (1) incur a Termination of Employment on or after the last day of a Fiscal Year, but before the immediately following last day of a Plan Year (e.g., on or after January 31, but before the next March 31); and (2) who, but for such Termination of Employment before the last day of a Plan Year, would have been credited with an Incentive Payment under Section 4.2(c) and/or 4.2(d). In that event, the Incentive Payments which would have been credited to the Participant’s Grandfathered Account but for such early Termination of Employment will be credited to the Participant’s Grandfathered Account as if the Participant had remained employed with Walmart or its Related Affiliates through the last day of the Plan Year, with no reduction due to the early Termination of Employment. The Incentive Payments provided under this Section 4.2(f) will be determined and credited to the Participant’s Grandfathered Account as of the date the Participant’s Plan benefits are distributed in a lump sum payment. If, however, a Participant’s benefits are to be distributed in installments, the amounts provided under this Section 4.2(f) will be determined and credited to the

Participant’s Grandfathered Account as of the January 31 on which installments are based.

[NOTE: Incentive Payments are frozen under this Appendix A. From and after January 1, 2005, all Incentive Payments shall be made under the Plan, not this Appendix A.

ARTICLE V.
PAYMENT OF PLAN BENEFITS
5.1    Distribution Restrictions.
Except in the event of a Participant’s Unforeseeable Emergency, Plan benefits will not be payable to a Participant prior to the earliest occurrence of the Participant’s Retirement, Early Retirement, Termination of Employment, Disability or death.
5.2    Termination Benefits.
(a)    General.
In the event of a Participant’s Termination of Employment for reasons other than the Participant’s Retirement, Early Retirement, Disability or death, the Participant’s Plan benefits will be distributed in a lump sum under Section 5.2(b) or Section 5.2(c), as applicable, within sixty (60) days after the end of the calendar month in which the Termination of Employment occurs; provided, however, that if the Participant’s Termination of Employment occurs after the Participant has attained age fifty (50), the Participant’s Plan benefits will be distributed in a lump sum under Section 5.2(b) or Section 5.2(c), as applicable, or, subject to the minimum account value restrictions of Section 5.6 below, in substantially equal annual installments under Section 5.2(e) over a period not to exceed fifteen (15) years, in accordance with the Participant’s distribution election given effect under the provisions of Section 5.6 below.
(b)    Termination on Last Business Day of Plan Year.
If the Participant’s Termination of Employment occurs on the last business day (excluding for this purpose, Saturday and Sunday) of a Plan Year, the lump sum amount will be the sum of: (1) the value of the Participant’s Grandfathered Account, as determined under Section 3.5, as of the Annual Valuation Date coincident with or immediately following the Participant’s Termination of Employment and (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for the Plan Year in which distribution occurs) on the amount determined in (1) through the date of distribution based upon the number of calendar days since such Annual Valuation Date.
(c)    Termination on Other Than Last Business Day of Plan Year.
If the Participant’s Termination of Employment occurs on a date other than the last business day (excluding for this purpose, Saturday and Sunday) of a Plan Year, the lump sum amount will equal the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately preceding Termination of Employment; (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately preceding Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the date of distribution; (3) the Participant’s Deferred Compensation for the Plan Year in which Termination of Employment occurs; (4) a pro rata amount of interest equivalent (determined by multiplying fifty percent (50%) of the amount determined in (3) by the applicable full annum rate in effect for a Plan Year under Section 4.1) based upon the number of calendar days since the Annual Valuation Date immediately preceding Termination of Employment through the date of distribution; and (5) the Participant’s Incentive Payments (if any) as provided in Section 4.2(f).

(d)    Death.

In the event of a Participant’s death before full payment of Plan benefits under this Section 5.2, payment shall be made (or continue to be made) to the Participant’s beneficiary designated under Section 5.5 in accordance with Participant’s separate election for death benefits under Section 5.6, or, with respect to those Participants in pay status who die on or after October 1, 2003, if the Participant did not designate a beneficiary under Section 5.5 or if no such beneficiary survives the Participant, payment shall be made in the form of a lump sum to the Participant’s estate.

(e)    Installment Distributions.

If distribution is to be made in the form of annual installments pursuant to Section 5.2(a), the Participant’s installments will be based upon the value of the Participant’s Grandfathered Account as of the January 31 coincident with or immediately following the Participant’s Termination of Employment. For this purpose, the Participant’s Grandfathered Account value as of such January 31 shall be equal to the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately preceding the Participant’s Termination of Employment; (2) a pro rata amount of interest equivalent (determined at the applicable per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately preceding Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the January 31; (3) the Participant’s Deferred Compensation for the Plan Year in which Termination of Employment occurs; (4) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f); and (5) a pro rata amount of interest equivalent (determined by multiplying fifty percent (50%) of the amount determined in (3) by the applicable full annum rate in effect for a Plan Year under Section 4.1) based upon the number of calendar days since the Annual Valuation Date immediately preceding Termination of Employment through such January 31.

Notwithstanding the preceding paragraph, if the Participant’s Termination of Employment occurs on a January 31 (excluding for this purpose, Saturday and Sunday), the Participant’s installments will be based upon the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately following the Participant’s Termination of Employment; (2) a pro rata amount of interest equivalent (determined at the applicable per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately following Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the following

January 31; and (3) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f).

The Plan benefits determined above will be paid in equal annual installments in an amount which would fully amortize a loan equal to such Plan benefits over the period covered by the installment period (such period commencing on the February 1 following the January 31 on which the Participant’s Grandfathered Account is valued under this Section), with interest calculated at the per annum rate in effect for the Plan Year in which the Participant’s Termination of Employment occurs. The first installment will be paid as of the January 31 following the Participant’s Termination of Employment, and continue on each successive January 31 until the Participant’s benefits are distributed in full. For purposes of the preceding sentence, it is expressly provided that, if a Participant’s Termination of Employment occurs on a January 31, the first installment will be paid on the next-following January 31.

5.3    Retirement, Early Retirement, and Disability Benefits.

(a)    General.

In the event of a Participant’s Termination of Employment due to the Participant’s Retirement, Early Retirement or Disability, the Participant’s Plan benefits will be distributed in a lump sum or in substantially equal annual installments over a period not to exceed fifteen (15) years, subject to the minimum account value restrictions of Section 5.6 below and in accordance with the Participant’s distribution election given effect under the provisions of Section 5.6 below.

(b)    Lump Sum Distributions.

If distribution is to be made in the form of a lump sum, the Participant’s Plan benefits will be distributed within sixty (60) days after the end of the calendar month in which the Retirement, Early Retirement or Disability occurs. If the Participant’s Retirement, Early Retirement or Disability occurs on the last business day (excluding for this purpose Saturday and Sunday) of a Plan Year, the lump sum amount will be the sum of: (1) the value of the Participant’s Grandfathered Account, as determined under Section 3.5, as of the Annual Valuation Date coincident with or immediately following the Participant’s Retirement, Early Retirement or Disability; (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for the Plan Year in which distribution occurs) on the amount determined in (1) through the date of distribution based upon the number of calendar days since such Annual Valuation Date; and (3) the Participant’s Incentive Payment (if any) as provided in Section 4.2(e).

If the Participant’s Retirement, Early Retirement or Disability occurs on a date other than the last business day (excluding for this purpose Saturday and Sunday) of a Plan Year, the lump sum amount will equal the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately preceding Retirement, Early Retirement or Disability; (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately preceding Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the date of distribution;

(3) the Participant’s Deferred Compensation for the Plan Year in which Retirement, Early Retirement or Disability occurs; (4) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f); and (5) a pro rata amount of interest equivalent (determined by multiplying fifty percent (50%) of the amount determined in (3) by the applicable full annum rate in effect for a Plan Year under Section 4.1) based upon the number of calendar days since the Annual Valuation Date immediately preceding Retirement, Early Retirement or Disability through the date of distribution.

(c)    Installment Distributions.

If distribution is to be made in the form of annual installments, the Participant’s installments will be based upon the value of the Participant’s Grandfathered Account as of the January 31 coincident with or immediately following the Participant’s Retirement, Early Retirement or Disability. For this purpose, the Participant’s Grandfathered Account value as of such January 31 shall be equal to the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately preceding the Participant’s Retirement, Early Retirement or Disability; (2) a pro rata amount of interest equivalent (determined at the applicable per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately preceding Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the January 31; (3) the Participant’s Deferred Compensation for the Plan Year in which Retirement, Early Retirement or Disability occurs; (4) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f); and (5) a pro rata amount of interest equivalent (determined by multiplying fifty percent (50%) of the amount determined in (3) by the applicable full annum rate in effect for a Plan Year under Section 4.1) based upon the number of calendar days since the Annual Valuation Date immediately preceding Retirement, Early Retirement or Disability through such January 31.

Notwithstanding the preceding paragraph, if the Participant’s Retirement, Early Retirement or Disability occurs on a January 31 (excluding for this purpose, Saturday and Sunday), the Participant’s installments will be based upon the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately following the Participant’s Retirement, Early Retirement or Disability; (2) a pro rata amount of interest equivalent (determined at the applicable per annum rate in effect for a Plan Year under Section 4.1) on the Participant’s Grandfathered Account value as of such immediately following Annual Valuation Date based upon the number of calendar days since such Annual Valuation Date through the following January 31; and (3) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f).

The Plan benefits determined above will be paid in equal annual installments in an amount which would fully amortize a loan equal to such Plan benefits over the period covered by the installment period (such period commencing on the February 1 following the January 31 on which the Participant’s Grandfathered Account is valued under this Section), with interest calculated at the per annum rate in effect for the Plan Year in which the Participant’s Retirement, Early Retirement or Disability occurs. The first installment will be paid as of the January 31 following the Participant’s Retirement, Early Retirement or Disability, and continue on each successive January 31 until the Participant’s benefits are distributed in full. For purposes of the preceding sentence, it is expressly provided that, if a Participant’s Retirement, Early Retirement or Disability occurs on a January 31, the first installment will be paid on the next-following January 31.

(d)    Death.

In the event of a Participant’s death before full payment of Plan benefits under this Section 5.3, payment shall be made (or continue to be made) to the Participant’s beneficiary designated under Section 5.5 in accordance with Participant’s separate election for death benefits under Section 5.6, or, with respect to those Participants in pay status who die on or after October 1, 2003, if the Participant did not designate a beneficiary under Section 5.5 or if no such beneficiary survives the Participant, payment shall be made in the form of a lump sum to the Participant’s estate.

5.4    Death Benefits.

(a)    General.

In the event of a Participant’s Termination of Employment due to the Participant’s death, the Participant’s Plan benefits will be distributed in a lump sum or, subject to the minimum account value restrictions of Section 5.6 below, in substantially equal annual installments over a period not to exceed fifteen (15) years, in accordance with the Participant’s distribution election given effect under the provisions of Section 5.6 below. Amounts will be distributed to the beneficiary designated under 5.5 below.

(b)    Lump Sum Distributions.

If distribution is to be made in the form of a lump sum, the Participant’s Plan benefits will be distributed within sixty (60) days after the end of the calendar month in which the Participant’s death occurs. If the Participant’s death occurs on the last business day (excluding for this purpose Saturday and Sunday) of a Plan Year, the lump sum amount will be the sum of: (1) the value of the Participant’s Grandfathered Account, as determined under Section 3.5, as of the Annual Valuation Date coincident with or immediately following the Participant’s death; (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for the Plan Year in which distribution occurs) on the amount determined in (1) through the date of distribution based upon the number of calendar days since such Annual Valuation Date; and (4) the Participant’s Incentive Payment (if any) as provided in Section 4.2(e).

If the Participant’s death occurs on a date other than the last business day (excluding for this purpose Saturday and Sunday) of a Plan Year, the lump sum amount will equal the sum of: (1) the value of the Participant’s Grandfathered Account as of the Annual Valuation Date immediately preceding the Participant’s death; (2) a pro rata amount of interest equivalent (determined at the per annum rate in effect for a Plan Year on the Participant’s Grandfathered Account value as of the immediately preceding Annual Valuation Date based upon the number of full calendar days since such Annual Valuation Date through date of distribution; and (3) the Participant’s Incentive Payments (if any) as provided in Section 4.2(e) or Section 4.2(f).

(c)    Installment Distributions.

If distribution is to be made in the form of annual installments, the installments will be based upon the value of the Participant’s Grandfathered Account as of the January 31 coincident with or immediately following the Participant’s death. For this purpose, a Participant’s Grandfathered Account value as of such January 31 shall be determined in accordance with the manner specified in Section 5.3(c). The Plan benefits determined- above will be paid in equal annual installments in an amount which would fully amortize a loan equal to such Plan benefits over the period covered by the installment period (such period commencing on the February 1 following the January 31 on which the Participant’s Grandfathered Account is valued under this Section), with interest calculated at the per annum rate in effect for the Plan Year in which the Participant’s death occurs. The first installment will be paid as of the January 31 coincident with or following the Participant’s death; and continue on each successive January 31 until the Participant’s benefits are distributed in full. For purposes of the preceding sentence, it is expressly provided that if a Participant dies on a January 31, the first installment will be paid on the next-following January 31.

5.5    Designation of Beneficiary.

A Participant may, by written or electronic instrument delivered to the Committee in the form prescribed by the Committee, designate primary and contingent beneficiaries to receive any benefit payments which may be payable under this Plan following the Participant’s death, and may designate the proportions in which such beneficiaries are to receive such payments. Any such designation will apply to both the Participant’s Account (as defined in the Plan) and his or her Grandfathered Account, if any; a Participant may not designate different beneficiaries for his or her Account and Grandfathered Account. A Participant may change such designations from time to time and the last written designation filed with the Committee prior to the Participant’s death will control. In the event no beneficiary is designated, or if the designated beneficiary predeceases the Participant, payment shall be payable to the Participant’s estate. For this purpose, a Participant’s most recent written beneficiary designation properly filed under a Prior Agreement shall continue to be given effect until otherwise modified in accordance with the provisions of this Section.

5.6    Form of Distribution.

If a Participant’s Termination of Employment is due to the Participant’s Retirement, Early Retirement Disability or death, or occurs after the Participant has attained age fifty (50), distribution may be made, at the Participant’s election, in a lump sum or in substantially equal annual installments over a period not to exceed fifteen (15) years; provided, however, with respect to Terminations of Employment occurring on or after October 1, 2003, an installment election will be given effect only if, as of the date on which any lump sum payment would be valued, the participant’s Grandfathered Account is valued at greater than fifty-thousand dollars ($50,000). Any Participant whose Grandfathered Account is valued at less than fifty-thousand dollars as of the date on which any lump sum payment would be valued shall be defaulted to a lump sum payment. A Participant may file a distribution election with the Committee on forms prescribed by the Committee. A distribution election, once given effect under this Section 5.6, will apply to the Participant’s total Plan benefits. A Participant may, however, file a separate election for death benefits payable under Section 5.2 - 5.4. To be given effect under this Section

5.6, any distribution election for benefits payable under Section 5.2 or Section 5.3 to the Participant must have been filed with the Committee at least six (6) full calendar months before the occurrence of an event entitling the Participant to a distribution thereunder. If a Participant’s distribution election has not been on file with the Committee for the full six (6)-month period, it will not be recognized or given effect by the Plan. In that event, distribution will be made in accordance with the Participant’s most recent distribution election which was filed with the Committee at least six (6) months prior to the Participant’s Retirement, Early Retirement, Disability, or Termination of Employment after age fifty (50). The six (6)- month period provided above shall not apply to death benefits payable under Section 5.2 - 5.4. For purposes of this Section 5.6, a Participant’s last distribution election filed with Walmart under a Prior Agreement will be given effect for the Participant’s total Plan benefits until superseded or amended by the Participant in accordance with the provisions of this Section, except that death benefits under Section 5.4 will be paid in a lump sum unless an affirmative election to the contrary is filed by the Participant. If the Participant has not been a Participant in the Plan for at least six (6) months prior to the Participant’s Retirement, Early Retirement Disability, or Termination of Employment after age fifty (50), the Participant’s initial distribution election filed with Walmart will be given effect. For purposes of this Section 5.6, it is expressly provided that any installment election which would be given effect hereunder for benefits payable under Section 5.3 shall automatically be given effect for Participants who incur a Termination of Employment on or after June 1, 1999 and after attaining age fifty (50), without the consent or ratification of any such Participant.
5.7    Reductions Arising from a Participant’s Gross Misconduct.
A Participant’s Plan benefits are contingent upon the Participant not engaging in Gross Misconduct while employed with Walmart or any Related Affiliate or any entity in which Walmart has an ownership interest, or during such additional period as provided in Walmart’s Statement of Ethics. Notwithstanding anything herein to the contrary, in the event the Committee determines that the Participant has engaged in Gross Misconduct during the prescribed period: (a) the Participant shall forfeit all Incentive Payments, and credited Plan earnings thereon; and (b) earnings credited to the Participant’s Grandfathered Account derived from Deferred Compensation and Deferred Bonuses shall be recalculated for each Plan Year to reflect the amount which would otherwise have been credited if the applicable per annum rate were fifty percent (50%) of the per annum rate in effect for such Plan Year. Under no circumstances will a Participant forfeit any portion of the Participant’s Deferred Compensation or Deferred Bonuses. Any payments received hereunder by a Participant (or the Participant’s beneficiary) are contingent upon the Participant not engaging (or not having engaged) in Gross Misconduct while employed with Walmart or any Related Affiliate or any entity in which Walmart has an ownership interest, or during such additional period as provided in Walmart’s Statement of Business Ethics. If the Committee determines, after payment of amounts hereunder, that the Participant has engaged in Gross Misconduct during the prescribed period, the Participant (or the Participant’s beneficiary) shall repay to Walmart, or the applicable Related Affiliate, any amount in excess of that to which the Participant is entitled under this Section 5.7.
5.8    Distributions for Unforeseeable Emergencies.
In the event of an Unforeseeable Emergency, the Committee, in its sole and absolute discretion and upon written application of such Participant, may direct immediate distribution of all or a portion of the Participant’s Plan benefits. The Committee will permit distribution because of an Unforeseeable Emergency only to the extent reasonably needed to satisfy the emergency need.

Notwithstanding anything herein to the contrary, the provisions of this paragraph apply in the event a Participant receives a distribution under this Section 5.8, the Participant’s Termination of Employment for any reason occurs on a date other than the last business day of a Fiscal Year (excluding for this purpose Saturday or Sunday), and the Participant’s benefits hereunder for any reason are paid in the same Fiscal Year in which the Participant received a distribution for Unforeseeable Emergencies under this Section 5.8. In that event, the Participant’s lump sum amount calculated under Sections 5.2, 5.3, or 5.4 will be reduced by the amount distributed under this Section 5.8 and the applicable interest equivalent will be calculated in a manner consistent with Section 4.1.

ARTICLE VI.
ADMINISTRATION

6.1    General.

The Committee is responsible for the administration of the Plan and is granted the following rights and duties:

(a)
The Committee shall have the exclusive duty, authority and discretion to interpret and construe the provisions of the Plan, to determine eligibility for and the amount of any benefit payable under the Plan, and to decide any dispute which may rise regarding the rights of Participants (or their beneficiaries) under this Plan;

(b)
The Committee shall have the authority to adopt, alter, and repeal such administrative rules, regulations, and practices governing the operation of the Plan as it shall from time to time deem advisable;

(c)
The Committee may appoint a person or persons to act on behalf of, or to assist, the Committee in the administration of the Plan, establishment of forms (including electronic forms) desirable for Plan operation, and such other matters as the Committee deems necessary or appropriate;

(d)
The decision of the Committee in matters pertaining to this Plan shall be final, binding, and conclusive upon Walmart, any Related Affiliate, the Participant, the Participant’s beneficiary, and upon any person affected by such decision, subject to the claims procedure set forth in Article VII; and

(e)
In any matter relating solely to a Committee member’s individual rights or benefits under this Plan, such Committee member shall not participate in any Committee proceeding pertaining to, or vote on, such matter.

ARTICLE VII.
CLAIMS PROCEDURE

7.1    General.

Any claim for benefits under the Plan must be filed by the Participant or beneficiary (“claimant”) in writing with the Committee or its delegate. If a claim for a Plan benefit is wholly or partially denied, notice of the decision will be furnished to the claimant by the Committee or its delegate within a reasonable period of time, not to exceed sixty (60) days, after receipt of the claim by the Committee or its delegate. Any claimant who is denied a claim for benefits will be furnished written notice setting forth:

(a)	the specific reason or reasons for the denial;

(b)	specific reference to the pertinent Plan provision upon which the denial is based;

(c)	a description of any additional material or information necessary for the claimant to perfect the claim; and

(d)	an explanation of the Plan’s claim review procedure.

7.2    Appeals Procedure.

To appeal a denial of a claim, a claimant or the claimant’s duly authorized representative:

(a)	may request a review by written application to the Committee not later than sixty (60) days after receipt by the claimant of the written notification of denial of a claim;

(b)	may review pertinent documents; and

(c)	may submit issues and comments in writing.

A decision on review of a denied claim will be made by the Committee not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered within a reasonable period of time, but not later than one hundred twenty (120) days after receipt of a request for review. The decision on review will be in writing and shall include the specific reasons for the denial and the specific references to the pertinent Plan provisions on which the decision is based.

ARTICLE VIII.
MISCELLANEOUS PROVISIONS

8.1    Amendment, Suspension or Termination of Plan.

Walmart, by action of the Committee, reserves the right to amend, suspend or to terminate the Plan in any manner that it deems advisable. Notwithstanding the preceding sentence, the Plan may not be amended, suspended or terminated to cause a Participant to forfeit the Participant’s then-existing Grandfathered Account.

8.2    Non-Alienability.

The rights of a Participant to the payment of benefits as provided in the Plan may not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against the Participant’s interest in the Plan. No interest or amounts payable under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary. Notwithstanding the preceding, distribution may be made to the extent necessary to fulfill a domestic relations order as defined in Code Section 414(p)(1)(B) and in accordance with procedures established by the Committee from time to time; provided, however, that all such distributions shall be made in a single lump sum payment.

8.3    No Employment Rights.

Nothing contained herein shall be construed as conferring upon the Participant the right to continue in the employ of Walmart or any of its Related Affiliates as an officer or in any other capacity.

8.4    No Right to Bonus.

Nothing contained herein shall be construed as conferring upon the Participant the right to receive a bonus from the Walmart Inc. Management Incentive Plan for Officers. A Participant’s entitlement to such a bonus is governed solely by the provisions of that plan.

8.5    Withholding and Employment Taxes.

To the extent required by law, Walmart, or a Related Affiliate will withhold from a Participant’s current compensation or from Plan distributions, as the case may be, such taxes as are required to be withheld for federal, state or local government purposes.

8.6    Income and Excise Taxes.

The Participant (or the Participant’s beneficiaries or estate) is solely responsible for the payment of all federal, state and local income and excise taxes resulting from the Participant’s participation in this Plan.

8.7    Recovery of Overpayments.

In the event any payments under the Plan are made on account of a mistake of fact or law, the recipient shall return such payment or overpayment to Walmart as requested by Walmart.

8.8    Successors and Assigns.

The provisions of this Plan are binding upon and inure to the benefit of Walmart and each Related Affiliate which is a participating employer, their successors and assigns, and the Participant, the Participant’s beneficiaries, heirs, and legal representatives.

8.9    Governing Law.

This Plan shall be subject to and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.